SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☑ Preliminary Proxy Statement

☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Dividend and Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑      No fee required.
☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DIVIDEND AND INCOME FUND, INC.

11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

New York, NY
[ ], 2012

Dear Fellow Shareholders:

It is our pleasure to invite you to the Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund, Inc. (the “Fund”) to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on [ ], 2012.  The Meeting will be held at [8:30] a.m. (Eastern Time).  Formal notice of the Meeting appears on the next pages and is followed by the Proxy Statement for the Meeting.

At the Meeting, you will be asked to (1) approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust named “Dividend and Income Fund” and (2) re-elect Bruce B. Huber to the Board of Directors of the Fund (“Board”) as the Class I Director, to serve until 2015 or until his successor is elected and qualifies.  The Board has considered each of these proposals and unanimously recommends that you vote FOR each proposal.

We hope you plan to attend the Meeting.  Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

On behalf of the Board and the management of the Fund, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date and return your proxies in the enclosed envelope at your earliest convenience.
Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

DIVIDEND AND INCOME FUND, INC.

11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

[ ], 2012

To the Shareholders of
Dividend and Income Fund, Inc.:

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on [ ], 2012:  The Notice of the Annual Meeting of Shareholders and Proxy Statement are available on the Fund’s website at www.DividendandIncomefund.com.

The Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund, Inc. (“Fund”) will be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on [ ], 2012, at [8:30] a.m. (Eastern Time), for the following purposes:

To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust named “Dividend and Income Fund”; and

To re-elect Bruce B. Huber to the Board of Directors of the Fund as the Class I Director to serve until 2015 or until his successor is elected and qualifies.

These proposals are discussed in the Proxy Statement attached to this Notice.  THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THESE PROPOSALS.  Each shareholder is invited to attend the Meeting in person.  Only holders of record at the close of business on [ ], 2012, are entitled to receive notice of, and to vote at, the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.  WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.  THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

JOHN F. RAMIREZ
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.           All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA or UTMA
(2) Estate of John Doe, John B.	John B. Smith, Jr., Executor
Smith, Jr., Executor

ANNUAL MEETING OF SHAREHOLDERS
OF
DIVIDEND AND INCOME FUND, INC.

11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

PROXY STATEMENT

[ ], 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Dividend and Income Fund, Inc., a Maryland corporation (“Fund”), to be voted at the Annual Meeting of Shareholders of the Fund to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on [ ], 2012, and at any adjournments or postponements thereof (the “Meeting”).  The Meeting will be held at [8:30] a.m. (Eastern Time).  This Proxy Statement, the accompanying Notice of the Annual Meeting of Shareholders, and the accompanying proxy card are being mailed to shareholders on or about [ ], 2012.

The Board has fixed the close of business on [ ], 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof (the “Record Date”).  On the Record Date, [ ] shares of common stock of the Fund were outstanding.  Each outstanding share of common stock is entitled to one vote on each of the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted “FOR” each proposal.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially more than 5% of the Fund’s outstanding common shares, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Bexil Securities LLC 11 Hanover Square New York, NY 10005	1,210,528	5.04%

Bexil Corporation 11 Hanover Square New York, NY 10005	1,210,528(1)	5.04%

Midas Securities Group, Inc. 11 Hanover Square New York, NY 10005	1,210,528(2)	5.04%

Winmill & Co. Incorporated 11 Hanover Square New York, NY 10005	1,210,528(3)	5.04%

Bassett S. Winmill 11 Hanover Square New York, NY 10005	1,210,528(4)	5.04%

Thomas B. Winmill, Esq. 11 Hanover Square New York, NY 10005	1,231,028(5)	5.12%

(1)	Bexil Corporation (“Bexil”) has indirect beneficial ownership of these shares, as a result of its status as the sole member of Bexil Securities LLC, the direct beneficial owner.

(2)	Midas Securities Group, Inc. owns approximately 22% of the outstanding shares of Bexil.

(3)	Winmill & Co. Incorporated (“Winco”) owns all of the outstanding shares of Midas Securities Group, Inc.

(4)
Bassett S. Winmill may be deemed to have indirect beneficial ownership of 1,210,528 of these shares, as a result of his status as a controlling person of Winco and Midas Securities Group, Inc.  Mr. Bassett S. Winmill disclaims beneficial ownership of these shares.

(5)
Thomas B. Winmill may be deemed to have indirect beneficial ownership of 1,210,528 of these shares, as a result of his status as a controlling person of Winco and Midas Securities Group, Inc.  Mr. Thomas B. Winmill disclaims beneficial ownership of these shares.

Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  With respect to the proposal to reorganize the Fund into a Delaware statutory trust, the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund entitled to vote is required.  With respect to the proposal to re-elect the Class I Director, the affirmative vote of a plurality of votes cast at the Meeting on such matter is required.  Neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to either of the proposals described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without further notice other than announcement at the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

All costs of soliciting proxies for the Meeting will be borne by the Fund. The Fund has retained [ ] to assist in the solicitation of proxies for a fee of $[ ], plus reimbursement for out-of-pocket expenses.  Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Fund will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Fund and persons affiliated with Bexil Advisers LLC, the Fund’s investment manager (“Bexil Advisers”), may, without remuneration, solicit proxies personally or by telephone or electronic communications.  Paper copies of our proxy materials are being sent to registered shareholders, that is, those whose shares are registered directly in shareholders’ names with our transfer agent, IST Shareholder Services.  “Street name” shareholders, those whose shares are held in the name of a bank, broker or other nominee on the shareholders’ behalf, are being sent a Notice of Internet Availability of Proxy Materials.  Street name shareholders must request paper copies of our proxy materials.  It is estimated that proxy materials, or a Notice of Internet Availability of Proxy Materials, will be mailed to shareholders as of the Record Date on or about [ ], 2012.  Photographic identification will be required for admission to the Meeting.

The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis.  The Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended November 30, 2011 and for the period ended December 31, 2011, when available, and for the fiscal year ended November 30, 2010 and Semi-Annual Report to Shareholders, containing unaudited financial statements for the semi-annual period ended May 31, 2011.  Requests for such Annual Reports or Semi-Annual Report should be directed to the Fund at 11 Hanover Square, New York, New York, 10005 or by telephone toll-free at 1-800-757-5755.  Such Annual Reports and Semi-Annual Report are not to be regarded as proxy soliciting material.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposals in “Question and Answer” format.  If you have any questions about the proposals or how to vote your shares, please call [ ]. toll free at [ ].

Question:	What proposals will be acted upon at the Meeting?

A.
At the Meeting, you will be asked: (1) to approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust named “Dividend and Income Fund” (“Trust”) (“Proposal 1”) and (2) to re-elect Bruce B. Huber to the Board as the Class I Director to serve until 2015 or until his successor is elected and qualifies (“Proposal 2”).

Question:	How does the Board recommend that I vote?

A.
After careful consideration of the proposals, the Board, including all those members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund or Trust, unanimously approved the proposals and recommends that you vote in favor of both proposals.  The reasons for the Board’s recommendations are discussed in more detail below.

Question:	What are shareholders being asked to approve in Proposal 1?

A.
You are being asked to approve a proposal to reorganize the Fund into a newly formed Delaware statutory trust, which will have substantially identical investment objectives, policies, and restrictions as the Fund (“Reorganization”).  Moreover, the Fund’s Board and the Board of Trustees of the Trust (“Trustees”), the investment manager, independent registered public accounting firm, and other service providers will be identical and continue to serve in the same roles for the Trust and, in the case of service providers, under agreements that are substantially identical to their agreements with the Fund.

Question:	Why is the Board proposing the Reorganization?

A.
The Reorganization is being proposed because the Board believes that the Delaware statutory trust form of organization offers a number of advantages over the Maryland corporate form of organization.  As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds seeking to have more flexibility with respect to their administration.

Question:	What happens if the Reorganization is not approved?

A.	If shareholders of the Fund do not approve the Reorganization, the Fund will continue to operate as a Maryland corporation.

Question:	What number should I call if I have questions?

A.	We will be pleased to answer your questions about this proxy solicitation. Please call [ ] toll free at [ ] with any questions.

Question:	How do I vote?

A.
You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.  You may also vote by phone by calling the proxy solicitor, [ ], at [ ] or via the Internet.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

PROPOSAL 1
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW

How will the Fund be reorganized?

At a meeting of the Board held on February 2, 2012, the Directors considered and unanimously approved the Reorganization.  Based on the recommendation of a special committee of the Board formed to consider the matter comprised exclusively of independent Directors (meaning not “interested persons” of the Fund as defined under the 1940 Act), and the factors described below, the Board approved, on behalf of the Fund, an Agreement and Plan of Reorganization (“Agreement”), pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust.  The form of the Agreement is attached to this Proxy Statement as Appendix A.

What are shareholders being asked to approve?

Shareholders of the Fund are now being asked to approve the Agreement.  If shareholders of the Fund approve the Agreement, the Reorganization will be consummated on ___, 2012, the date set forth in the Agreement, unless the Fund and the Trust agree otherwise (“Closing Date”).

The Agreement contemplates:

•	the transfer of all of the assets of the Fund to the Trust in exchange solely for shares of beneficial interest (referred to simply as “shares”) of the Trust;

•	the assumption by the Trust of all of the liabilities of the Fund;

•
the distribution to each shareholder of the Fund, in exchange for his or her Fund shares, of the same number of shares of the Trust having an aggregate net asset value equal to the aggregate net asset value of the Fund shares held by that shareholder at the close of business on the Closing Date; and the subsequent complete termination of the Fund.

For a more detailed discussion of the terms of the Agreement, please see “Summary of the Agreement” below.

If approved, the Reorganization will have the following effects:

(1)	The Directors of the Fund, including Mr. Huber if he is re-elected under Proposal 2, will serve as Trustees of the Trust.

(2)
The Trust will enter into a new investment advisory agreement with the Fund’s current investment manager, Bexil Advisers, that is substantially identical to the agreement currently in place with respect to the Fund.  The investment advisory fee rate for the Trust will be the same as that currently in effect for the Fund.

(3)	Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Fund.

Shareholders of the Fund are not being asked to vote separately on these matters.  Voting “FOR” the proposal constitutes shareholder approval of the actions described above.  More information on each of these matters is discussed under “Comparison of the Trust and the Fund” below.

Why is the Board recommending approval of the Agreement?

The Board has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds. In unanimously approving the Agreement and recommending that shareholders of the Fund also approve the Agreement, the Board was provided with and evaluated information it reasonably believed necessary to consider the proposed Reorganization.  The Board determined that (1) the interests of the Fund’s shareholders would not be diluted as a result of the Reorganization and (2) the Reorganization would be in the best interests of the Fund and its shareholders.  Key factors considered by the Board include:

•
In recent years, many investment companies have reorganized as Delaware statutory trusts.  The Board believes that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the Fund, which potentially could lead to greater operating efficiencies and lower expenses for shareholders, greater certainty regarding limiting their liability for the obligations of the Trust or its Trustees, and greater flexibility in structuring shareholder voting rights and shareholder meetings.

•
The Trust may be able to realize greater operating efficiencies because the Reorganization would permit the Trust to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with governance and compliance monitoring.

•
Currently, the Fund has, and if the Reorganization is approved, the Trust will have substantial capital loss carryovers that could translate into significant future tax savings for the Trust and its shareholders.  The Trust's governing documents are designed to prevent an ownership change from taking place, which could limit the Trust's ability to use the capital loss carryovers, by limiting the ability of persons to beneficially own more than 4.99% of the Trust's outstanding shares without the Trustees' prior approval.

•	The investment objective, strategies, and policies and restrictions of the Trust will be identical to those of the Fund in effect immediately prior to the Reorganization.

•	There is no anticipated material adverse effect on the Fund’s annual operating expenses and shareholder fees and services as a result of the Reorganization.

•	Based on an opinion of Fund counsel, K&L Gates LLP, there will be no direct federal income tax consequences of the Reorganization to Fund shareholders.

What effect will the Reorganization have on the Fund and its shareholders?

The Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Fund.  The investment manager, portfolio managers and other service providers will remain the same.  The services provided by those service providers will be the same as those currently being provided to the Fund.

Immediately after the Reorganization, shareholders of the Fund will own shares of the Trust that are equal in number and in value to the shares of the Fund they held immediately prior to the Closing Date.  For example, if you currently own 100 shares of the Fund, then immediately after the Closing Date you would own 100 shares of the Trust having the same net asset value as your 100 Fund shares.  For all practical purposes, your financial investment in the Fund would not change after the Closing Date.

As a result of the Reorganization, shareholders of the Fund, which is a Maryland corporation, will become shareholders of the Trust, which is a Delaware statutory trust.  For a comparison of certain rights of shareholders of these entities, please see “Comparison of the Trust and the Fund—How will the Trust be organized?” below and Appendix B (“Summary Comparison of the Fund’s and the Trust’s Governing Documents”), which are qualified by reference to the Trust’s Agreement and Declaration of Trust, which is attached to this Proxy Statement as Appendix C (“Declaration of Trust”).

Will there be any sales load, commission, or other transactional fee in connection with the Reorganization?

No.  The full value of your shares of the Fund will be exchanged for shares of the Trust without any sales load, commission, or other transactional fee being imposed.

What will be the federal income tax consequences of the Reorganization?

As a condition to consummation of the Reorganization, the Fund will receive an opinion from K&L Gates LLP substantially to the effect that neither the Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.  As a general matter, the holding period for, and the aggregate tax basis in, the Trust’s shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date).  Also, the Trust’s holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund’s holding period for, and be the same as the Trust’s tax basis in, that asset immediately prior to the Reorganization.  Please see “Summary of the Agreement—What are the federal income tax consequences of the Reorganization?” below for further information.

Who is bearing the expenses related to the Reorganization?

The Fund will bear the expenses associated with the Reorganization.

SUMMARY OF THE AGREEMENT

What are the terms and conditions of the Agreement?

The terms and conditions under which the Reorganization would be completed are contained in the Agreement.  The following summary of material terms of the Agreement is qualified by reference to the Agreement itself, the form of which is attached to this Proxy Statement as Appendix A.

The Agreement provides that the Trust will acquire all of the assets of the Fund in exchange solely for shares of the Trust and the Trust’s assumption of all of the Fund’s liabilities.  The Agreement further provides that, on or as soon as practicable after the Closing Date, the Fund will distribute those shares to its shareholders and then will dissolve.

The number of full and fractional shares of the Trust you will receive in the Reorganization will be equal in value, as calculated at the close of business (4:00 p.m. Eastern Time) on the Closing Date, to the number of full and fractional shares of the Fund you own on the Closing Date.  The Trust will not issue certificates representing the Trust shares issued in the Reorganization.  After that distribution, the Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect its complete dissolution.

The Agreement may be terminated, and the Reorganization may be abandoned, at any time prior to its consummation, before or after approval by the Fund shareholders, by the Fund and the Trust’s mutual agreement.  The completion of the Reorganization also is subject to various conditions, including completion of all necessary filings with the Securities and Exchange Commission (“SEC”); the receipt of all material consents, orders, and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; delivery of a legal opinion regarding the federal tax consequences of the Reorganization; and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.  The Agreement provides that the Fund may waive compliance with any of the conditions set forth therein for its benefit, if such waiver will not have a material adverse effect on the Fund’s shareholders, other than the requirements that (1) the Agreement and the transactions contemplated thereby have been duly adopted and approved by the Board, the Trust’s Board of Trustees, and the Fund’s shareholders at the Meeting and (2) the Fund and the Trust receive an opinion of counsel that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”).

As a condition to consummation of the Reorganization, the Fund and the Trust will receive an opinion from K&L Gates LLP to the effect that—based on the facts and assumptions stated therein and conditioned on the representations and warranties of the Fund and the Trust made in the Agreement being true and complete on the Closing Date and consummation of the Reorganization in accordance with the Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that such counsel has not approved)—for federal income tax purposes:

(1)
the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(F) of the Code), and the Fund and the Trust will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

(2)	neither the Fund nor the Trust will recognize gain or loss on the Reorganization;

(3)	the Fund’s shareholders will not recognize any gain or loss on the exchange of shares of the Fund for shares of the Trust;

(4)
the holding period for, and tax basis in, the shares of the Trust a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the shares of the Fund the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the Fund shares as capital assets on the Closing Date);

(5)
the Trust’s holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund’s holding period for, and will be the same as the Trust’s tax basis in, that asset immediately prior to the Reorganization; and

(6)
for purposes of Section 381 of the Code, the Trust will be treated just as the Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Fund’s taxable year, the Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Trust as if there had been no Reorganization, and the part of the Fund’s taxable year before the Reorganization will be included in the Trust’s taxable year after the Reorganization.

Notwithstanding anything therein to the contrary, such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund or its shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any shareholder.  If the Reorganization fails to meet the requirements of Code Section 368(a)(1)(F), a shareholder could realize a gain or loss on the transaction.  Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign, and other taxes.

COMPARISON OF THE TRUST AND THE FUND

How will the Trust be organized?

The Fund is currently organized as a Maryland corporation.  If the Reorganization is approved, the Fund will be converted to the Trust, a newly formed Delaware statutory trust governed by its own Declaration of Trust and Bylaws.  The operations of the Fund and the Trust are also governed by applicable state and federal law.

What will happen to the Fund’s current Board of Directors?

The Trustees of the Trust will be the same as the Directors of the Fund, including Mr. Huber if he is re-elected under Proposal 2.  The approval of the Agreement will constitute shareholder approval of members of the Fund’s current Board of Directors as Trustees of the Trust.

How does the Trust compare to the Fund’s current legal structure?

Under the Trust’s Declaration of Trust and the Trust’s Bylaws, the Trustees will have more flexibility than Directors of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below.  The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner and may reduce the circumstances in which shareholder approval would be required.  For example, the Trustees will not have to undergo the costly and time-consuming process of obtaining shareholder approval to amend the Trust’s Declaration of Trust, with certain exceptions, including amendments that affect shareholder rights to vote and amendments that require shareholder vote under applicable law or the Trust’s registration statement filed with the SEC.  In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board of trustees amends a trust’s governing documents).

Importantly, the Trustees of the Trust will have the same obligations under applicable securities laws to act with due care and in the interest of the Trust and its shareholders as do the Directors of the Fund with respect to the Fund and its shareholders.

Other material differences between the rights of shareholders of these entities are summarized at Appendix B, although this is not a complete comparison.  Shareholders should refer to the provisions of the governing documents of the Fund and the Trust directly for a more thorough comparison.  Copies of the Fund’s and the Trust’s governing documents are available to shareholders without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005.  The Trust’s Declaration of Trust is also attached to this Proxy Statement as Appendix C.  The Fund’s current Charter and Bylaws are also available on its website at www.DividendandIncomeFund.com.

What will happen to the Fund’s current investment advisory agreement with Bexil Advisers?

The approval of the Agreement will constitute shareholder approval of the Trust’s investment advisory agreement with Bexil Advisers.  This means that if the Agreement is approved by shareholders and the Reorganization occurs, the Trust will enter into a new investment advisory agreement with Bexil Advisers that will be substantially identical to the current advisory agreement with the Fund.

Will the advisory rate for the Trust be different?

No.  The investment advisory fee rate for the Trust will be the same as the investment advisory fee rate of the Fund.  The Fund pays Bexil Advisers an advisory fee at an annual rate of 0.95% of the Fund’s managed assets and reimburses Bexil Advisers for certain expenses.  “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock. Bexil Advisers has contractually agreed to waive up to 0.10% of its investment advisory fee annually to the extent that the ratio stated as a percentage of the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expenses of investing in other investment companies, and extraordinary expenses) to the Fund’s Managed Assets exceeds 1.58%.  The waiver agreement commenced February 1, 2011 and, unless sooner amended or terminated with the approval of the Board, will continue in effect for two years, or if sooner, upon the termination of the advisory agreement.  If the Agreement is approved by shareholders and the Reorganization occurs, the Trust will enter into a new waiver agreement with Bexil Advisers that will be substantially identical to the current waiver agreement with the Fund.

How will the Fund’s investment objectives and investment strategies change?

If the Reorganization is approved, the Trust’s investment objectives and investment strategies will remain the same.

SHARE OWNERSHIP AND TRANSFER LIMITATIONS IN THE TRUST’S DECLARATION OF TRUST

Why does the Trust’s Declaration of Trust contain share ownership and transfer limitations (“Share Limitations”)?

Currently, the Fund has, and if the Reorganization is approved, the Trust will have substantial capital loss carryovers under Section 1212 of the Code from previous taxable years and unrealized capital losses in its current portfolio (collectively, “CLCOs”) to offset future capital gains.  These CLCOs will be significant assets of the Trust, which will succeed to the CLCOs if the Reorganization is consummated, that could translate into significant future tax savings for the Trust and its shareholders.  However, Sections 382 and 383 of the Code (collectively, “Section 382”) would limit the Trust’s ability to use the CLCOs fully if it experienced an “ownership change.”  To reduce the risk of that occurring, the Trust’s Declaration of Trust contains provisions that are designed to prevent an ownership change from taking place without the Trustees’ prior approval by limiting the ability of persons to beneficially own more than 4.99% of the Trust’s outstanding shares.  These provisions, however, could have an anti-takeover effect on the Trust, which could decrease its market price in certain circumstances, as discussed more fully below, or limit the ability of certain shareholders to influence its management.

How will the Share Limitations allow the Trust to take advantage of CLCOs?

To the extent the Trust realizes capital gains in the future on the sale of its investments, the CLCOs would be available to offset those gains dollar-for-dollar for federal income tax purposes until the CLCOs are used or expire.  This offset would permit the Trust to retain those capital gains (instead of having to distribute them to its shareholders to avoid federal income tax at the Trust level) and compound its net asset value growth on a tax-deferred basis, which could lead to higher annual after-tax returns for the Trust.

As of December 31, 2011, the Fund had CLCOs totaling $69,886,052, of which $601,103 may be carried forward indefinitely, $103,382, $16,849,903, $50,889,399, and $1,442,265 expires in 2013, 2015, 2016, and 2018, respectively.  If the Trust were to experience an ownership change, that could significantly defer or eliminate its ability to utilize those CLCOs, cause it to recognize net capital gain that is not offset by CLCOs sooner, and cause some of the CLCOs to expire unused.

If the Reorganization is approved, the Trust will have the CLCOs enumerated in the preceding paragraph available for its current taxable year.  While it is impossible to predict with any accuracy the reduction in the amount of the Trust’s capital gains that could be offset by the CLCOs if an ownership change were to take place, the Trustees believe that such impact could potentially be significant.  The Share Limitations are designed to prevent an ownership change so the Trust can preserve the advantage of its CLCOs.

What constitutes an “ownership change”?

The rules of Section 382 for determining whether an ownership change has occurred are very complex and are beyond the scope of this summary discussion.  Generally, as relevant here, an “ownership change” will occur when one or more shareholders, each of whom directly or indirectly (through application of certain constructive ownership rules) owns 5% or more of the Trust’s shares, increase its/their aggregate ownership of shares by more than 50 percentage points over the lowest percentage of Trust (or Fund) shares it/they owned at any time during the previous three years.  (For these purposes, the ownership, or lack thereof, of shares of the Fund, as the Trust’s “predecessor,” is taken into account, so references below in this section to ownership of Trust shares include ownership of Fund shares.)

For example, a single investor’s acquiring 50.1% of the Trust’s shares within a three-year period would result in an ownership change.  Similarly, if ten persons, none of whom previously owned any Trust shares, each acquired slightly over 5% of the Trust’s shares within a three-year period (resulting in their collectively owning more than 50% thereof), the Trust would experience an ownership change.

How will the provisions in the Trust’s Declaration of Trust prevent an ownership change?

The Trust’s Declaration of Trust generally will restrict any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Trustees’ prior approval, any direct or indirect interest in the Trust’s shares (or, if issued in the future, options, warrants, or other rights to acquire Trust shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause the person to own (within the meaning of Section 382) more than 4.99% of the Trust’s shares (any such person being referred to as a “Restricted Holder,” and such Trust shares greater than 4.99% being referred to as “Excess Shares”) or (2) increase the percentage of the Trust’s shares a Restricted Holder owns.  For purposes of determining the existence and identity of, and the amount of shares owned by, any shareholder, the Trust is entitled to rely conclusively on, in addition to its actual knowledge of the ownership of its shares, the existence and absence of filings of Schedules 13D and 13G (or any similar schedules) as of any date.

In seeking to more effectively enforce the foregoing acquisition restrictions, the Trust’s Declaration of Trust also provides that a Restricted Holder will be required, prior to the date of any proposed Acquisition of Excess Shares, to request in writing (a “Request”) that the Trustees review and authorize the proposed Acquisition.  Any determination made by the Trustees whether to authorize a proposed Acquisition of Excess Shares will be made in their sole discretion and judgment.  Any person who makes a Request will be required to reimburse the Trust for all reasonable costs and expenses incurred in making that determination.  Bexil Securities LLC currently is a Restricted Holder, and it is anticipated that effective on the consummation of the Reorganization, it will be recognized by the Trustees as a Restricted Holder and will be authorized to increase its percentage ownership of the Trust’s shares up to no more than 9.99%.

The Trust’s Declaration of Trust provides that any Acquisition attempted to be made in violation of the Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result.  It also provides that any person who knowingly violates the Share Limitations, or any persons in the same control group with such a person, shall be liable to the Trust for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Trust’s ability to use its CLCOs and attorneys’ and auditors’ fees incurred in connection with such violation.

Will there be a risk of an ownership change even with the Share Limitations in the Trust’s Declaration of Trust?

Although the Share Limitations are intended to reduce the likelihood of an ownership change, the Trust cannot eliminate the possibility that an ownership change will occur, for reasons including the following:

•
The Trustees can permit a transfer to a Restricted Holder that results or contributes to an ownership change if they determine that the transfer is in the Trust’s best interests, in light of factors it considers in its discretion.

•
A court could find that part or all of the Share Limitations are not enforceable, either in general or as to a particular fact situation.  Delaware state law places restrictions on Delaware corporations’ ability to implement limitations on share ownership and transfers.  Although the Trust is a statutory trust, not a corporation, a court nevertheless could apply those restrictions to the Trust and hold part or all of the Share Limitations unenforceable.  Further, it is possible that part or all of the Share Limitations could be challenged under other applicable law.  The Trust cannot assure shareholders that the Share Limitations are enforceable under all circumstances.

•	Despite the Share Limitations, there would still remain a risk that certain changes in relationships among shareholders or other events would cause the trust to have an ownership change.

In light of these factors and others, the Share Limitations serve to reduce, but do not necessarily eliminate, the risk that the Trust will undergo an ownership change.  Moreover, the Trust cannot assure you that upon audit, the Internal Revenue Service would agree that all of the CLCOs are allowable.

Will the Trustees have the power to waive or modify the Share Limitations?

As mentioned above, the Trustees may approve an Acquisition that would otherwise violate the Share Limitations.  In addition, they are authorized to adopt a written resolution to eliminate or change the Share Limitations, modify the allowable percentage ownership interest, or modify any of the terms and conditions of the Share Limitations without shareholder approval.  The Trustees will not adopt such a resolution unless (1) they conclude that (a) such action is reasonably necessary or advisable to preserve the Trust’s CLCOs and (b) the continuation of the affected terms and conditions relating to Share Limitations are no longer reasonably necessary for that purpose and (2) their conclusion is based on the advice of Trust counsel.

What is the potential anti-takeover effect of the Share Limitations?

Shareholders should be aware that the Share Limitations may have an anti-takeover effect because they are designed to restrict the ability of a person or group to accumulate more than 4.99% of the Trust’s shares and a Restricted Holders’ ability to acquire more than that percentage of shares.  Although the Share Limitations are intended as a measure to preserve and protect the Trust’s CLCOs, those limitations may have the effect of impeding or discouraging a merger, tender offer, or proxy contest, even if such a transaction may be favorable to the interests of the Trust or some or all of its shareholders, or otherwise limit the ability of certain shareholders to influence the Trust’s management.  That might prevent shareholders from realizing an opportunity to sell all or part of their shares at a premium over prevailing market prices.

As discussed above, however, the Share Limitations will permit the Trustees to grant a waiver that could permit a person to exceed the ownership limit.  Moreover, to the extent the Share Limitations act as an anti-takeover provision, they will provide benefits consistent with existing anti-takeover provisions, such as potentially requiring persons seeking control of the Trust to negotiate with the Trustees regarding the price to be paid and facilitating the continuity of the Trust’s investment objectives and policies.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE AGREEMENT.

Vote Required

Approval of the Agreement and the Reorganization requires the affirmative vote of the holders of a majority of the votes cast at the Meeting, provided a quorum is present.

PROPOSAL 2
RE-ELECTION OF BRUCE B. HUBER AS CLASS I DIRECTOR

Pursuant to the Charter and Bylaws of the Fund, the Board is divided into three classes: Class I, Class II and Class III.  One class of Directors is to be elected at each annual meeting of shareholders to serve for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when their respective successors are elected and qualified.  At the Meeting, shareholders will be asked to re-elect Bruce B. Huber, whose term as the Class I Director will expire at the Meeting or thereafter when his successor is elected and qualified.  No other class of Directors has a term that so expires this year.

Upon the recommendation of the Board’s Nominating Committee for nomination by the Board as a candidate for election as Director, with the unanimous approval of the independent Directors and the continuing Directors, the Board has nominated Bruce B. Huber for re-election as Class I Director.  The nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted for the re-election of the nominee.  Should the nominee withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person or persons as the Board may recommend.

Information Regarding the Nominee

Set forth below is certain information regarding the nominee for re-election as Class I Director of the Fund.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Director	Other Directorships Held by Director(2)
Director Nominee(3)
Bruce B. Huber, CLU, ChFC, MSFS (81)	Director (Class I)	Since February 2011 (current term ends at the 2012 annual meeting, or thereafter when his successor is elected and qualified)	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ	6	None

(1)	The mailing address of the nominee is 11 Hanover Square, New York, New York 10005.

(2)
Refers to directorships held by the nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act.

(3)
Nominee who is not an “interested person” of the Fund as defined under the 1940 Act (“interested person”).  Neither the nominee, nor his immediate family members, held any positions (other than director of the investment companies in the Fund Complex (as defined below)) with Bexil Advisers or its affiliates or any person directly or indirectly controlling, controlled by, or under common control with Bexil Advisers or its affiliates, during the two most recently completed calendar years.

(4)
The Fund is part of a larger group of investment companies advised by affiliates of Winco, an affiliate of Bexil Advisers (“Fund Complex”).  The Fund Complex consists of the Fund, Foxby Corp., Global Income Fund Inc., Midas Fund, Inc., Midas Magic, Inc. and Midas Perpetual Portfolio, Inc.

In considering the nominee for re-election, the Board evaluated the nominee’s background and his oversight and service as a member of the boards of the funds in the Fund Complex.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that the nominee should be re-elected as Director of the Fund, the Board considered and evaluated the nominee’s relevant knowledge, experience, expertise and independence.  The nominee has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an independent director for more than twenty-five years on the funds in the Fund Complex.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF THE NOMINEE FOR CLASS I DIRECTOR

Vote Required

Pursuant to the Bylaws, unless all nominees for Director are approved by a majority of the continuing Directors, the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund entitled to be voted shall be required to elect a Director.  If all nominees for Director are approved by a majority of the continuing Directors, a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Director.  Accordingly, the election of the nominee as Director requires the affirmative vote of a plurality of votes cast at the Meeting, provided a quorum is present.

Current Board Members

In addition to the nominee for Class I Director set forth above, the Board of the Fund is comprised of the individuals listed below.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director(2)
Independent Directors(3)
James E. Hunt (81)	Director (Class III)	Since February 2011 (current term ends at the 2014 annual meeting, or thereafter when his successor is elected and qualified)	Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None
Peter K. Werner (52)	Director (Class II)	Since February 2011 (current term ends at the 2013 annual meeting, or thereafter when his successor is elected and qualified)	Since 1996, he has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None

Interested Director(4)
Thomas B. Winmill, Esq. (52)	Director (Class II); President, Chief Executive Officer, Chief Legal Officer	Since February 2011 (current term ends at the 2013 annual meeting, or thereafter when his successor is elected and qualified)
Mr. Winmill is President, Chief Executive Officer, and Chief Legal Officer of the investment manager, CEF Advisers, Inc., Midas Management Corporation (registered investment advisers, collectively the “Advisers”), the other investment companies in the Fund Complex, Winco, Bexil, Midas Securities Group, Inc. (formerly, Investor Service Center, Inc.) and Bexil Securities LLC (registered broker-dealers, collectively the “Broker-Dealers”).  He is General Counsel of Tuxis Corporation (“Tuxis”).  He is Chairman of the Investment Policy Committee of each of the Advisers, which currently manage the Fund, Global Income Fund, Inc. and Midas Perpetual Portfolio, Inc., and he is the portfolio manager of Midas Fund, Inc.  He is a member of the SEC Rules Committee of the Investment Company Institute.
			6	Mr. Winmill currently serves as an independent director of Eagle Bulk Shipping Inc.

(1)	The mailing address of each director is 11 Hanover Square, New York, New York 10005.

(2)
Refers to directorships held by a Director during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act.

(3)
Directors who are not “interested persons” of the Fund as defined under the 1940 Act.  None of the Independent Directors, nor their immediate family members, held any positions (other than director of the investment companies in the Fund Complex) with the Fund’s investment adviser, Bexil Advisers, or its affiliates or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, Bexil Advisers, or their affiliates, during the two most recently completed calendar years.

(4)	Mr. Winmill is an “interested person” as defined in the 1940 Act because of his affiliations with Bexil Advisers, as noted above.

Executive Officers

The current executive officers of the Fund are Thomas O’Malley (52), Chief Financial Officer since February 2011; John F. Ramirez, Esq. (34), Chief Compliance Officer, Associate General Counsel, AML Officer, Vice President, and Secretary since February 2011; and Heidi Keating (52), Vice President since February 2011.  The address of each executive officer is 11 Hanover Square, New York, New York 10005.  Mr. O’Malley is Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Winco, Bexil, and Tuxis.  He is a certified public accountant.  Mr. Ramirez is Chief Compliance Officer, Associate General Counsel, AML Officer, Vice President and Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Winco, Bexil, and Tuxis.  He is a member of the Investment Policy Committee of each of the Advisers.  He also is a member of the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.  Ms. Keating is Vice President of the other investment companies in the Fund Complex, the Advisers, Winco, Bexil, and Tuxis.  She is a member of the Investment Policy Committee of each of the Advisers.

Director and Executive Officer Compensation

Each Independent Director is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.  The Fund currently has no bonus, profit sharing, pension, or retirement plan.   No current officer or director of the Fund who is also a director, officer or employee of Bexil Advisers or its affiliates receives any remuneration from the Fund.

A summary of the compensation and benefits for the Directors and executive officers of the Fund for the fiscal year ended November 30, 2011 is shown below:

Director Compensation

Aggregate Compensation
Independent Directors
James E. Hunt	$[ ]
Bruce B. Huber	$[ ]
Peter K. Werner	$[ ]
Interested Director
Thomas B. Winmill	$0

Executive Officer Compensation

	A	B	C	D	E
Name & Position	Aggregate Compensation (B, C, D and E)	Base Compensation	Vested Bonus	Vested Deferred Bonus	All Other Compensation
Thomas O’Malley, Chief Financial Officer
John F. Ramirez, Esq., Chief Compliance Officer, Associate General Counsel, AML Officer, Vice President and Secretary
Heidi Keating, Vice President

Security Ownership of Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of common shares of the Fund by the Director nominee, each Director, each executive officer, and all Directors, and executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each Director and executive officer.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership
Independent Directors:
James E. Hunt
Bruce B. Huber
Peter K. Werner

Interested Director:
Thomas B. Winmill

Other Officers:
Thomas O’Malley
John F. Ramirez, Esq.
Heidi Keating

All Director and Executive Officers as a Group:

(1)	The address of record for the beneficial owners is 11 Hanover Square, New York, New York 10005.

Current Board Leadership Structure and Oversight Responsibilities

The Board of Directors is responsible for the oversight of the Fund’s operations. The Board is currently composed of four members, three of whom are Independent Directors.  As described below, the Board has established four standing committees, Audit, Executive, Nominating, and Continuing Directors, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Directors as members of the Audit Committee and the Nominating Committee allows all such Directors to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.

The Directors have designated Mr. Winmill to serve as the Chairman of the Board (the “Chairman”).  Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, general counsel, compliance officer, and in other capacities.  The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Directors and Fund management.  The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act).  The Independent Directors have not appointed a lead independent director.  The Independent Directors believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Directors also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board.  The Chairman may also perform such other functions as may be requested by the Directors from time to time.  Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.  The Directors believe that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors, is appropriate given the characteristics and circumstances of the Fund.

Risk Oversight

The operation of an investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities.  The Board, directly or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s Chief Compliance Officer, Bexil Advisers, the Fund’s independent registered public accounting firm, outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of Bexil Advisers and certain service providers.  The conduct of the Fund’s risk management programs is generally delegated to Bexil Advisers and other service providers to the Fund.  Although the risk management programs of Bexil Advisers and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or Bexil Advisers, its affiliates, or other service providers.

Qualification of Board of Directors

Each Director’s background and his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a director of the Fund.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director of the Fund, each director’s relevant knowledge, experience, expertise, and independence was considered and evaluated.  Mr. Hunt has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an independent director for more than twenty-five years on the boards of directors of the other investment companies in the Fund Complex.  Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an independent director for more than five years on the boards of directors of the other investment companies in the Fund Complex.  Mr. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested director for more than fifteen years of the other investment companies in the Fund Complex.

Current Standing Committees and Board of Directors’ Meetings

Audit Committee.  The Board has an Audit Committee, comprised of the Independent Directors.  The purpose of the Audit Committee is to meet with the Fund’s independent registered public accounting firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting.  The Audit Committee met [ ] times during the fiscal year ended November 30, 2011.  A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.

Nominating Committee.  The Board also has a Nominating Committee, comprised of Independent Directors. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors and (iv) to set any necessary standards or qualifications for service on the Board.  The Nominating Committee met [ ] times during fiscal year ended November 30, 2011.  A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.

Executive Committee.  The Board has an Executive Committee which was established in February 2011, comprised of Thomas B. Winmill and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.  The Executive Committee did not meet during the fiscal year ended November 30, 2011.

Committee of Continuing Directors. The Fund has a Committee of Continuing Directors which was established in June 2011, which may meet from time to time, to take such actions as are required by the Charter and Bylaws of the Fund.  The Committee of Continuing Directors did not meet during the fiscal year ended November 30, 2011.

The Fund has no compensation committee of the Board of Directors.

For the fiscal year ended November 30, 2011, the current Board of Directors held [ ] regularly scheduled meetings and [ ] special meetings. For the fiscal year ended November 30, 2011, each of the Directors currently in office attended at least [75]% of the total number of meetings of the Board of Directors and of all Committees of the Board held during the period on which he served.  The Fund does not have a formal policy regarding attendance by Directors at annual meetings of shareholders but encourages such attendance. [All of the Directors] then in office attended the Fund’s 2011 annual meeting of shareholders.

Information Regarding the Fund’s Process for Nominating Director Candidates

In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate.  The Nominating Committee will not consider self-nominated candidates.  The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Pursuant to the Fund’s Bylaws, to qualify as a nominee for a directorship, an individual, at the time of nomination, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund; (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the SEC; and (C) shall not serve as a director or officer of another closed-end investment company unless such company is managed by the Fund’s investment adviser or by an affiliate thereof; or (ii) shall be a current director of the Fund.  In addition, to qualify as a nominee for a directorship or election as a director, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on June 8, 2011, as subsequently amended or modified, and (ii) an individual who is not an incumbent director shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a director.  The Nominating Committee, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications.  Any individual who does not satisfy the qualifications described above shall not be eligible for nomination or election as a director.  In addition, no person shall be qualified to be a director unless the Nominating Committee, in consultation with counsel to the Fund, has determined that such person, if elected as a director, would not cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Fund’s Charter, or any general policy adopted by the Board regarding either retirement age or the percentage of “interested persons” and non-“interested persons” to comprise the Board.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).

A candidate for nomination as a director submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:

(1)
A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

(2)
The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(3)
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the first anniversary date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

(4)
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder.  “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

(5)
The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board.  If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter.  The Nominating Committee Charter was approved by the Board on June 8, 2011.

Report of the Audit Committee

Ernst & Young (“E&Y”), 2001 Market Street, Philadelphia, Pennsylvania 19103, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended November 30, 2010.  Pursuant to meetings held on __, 2011, the Audit Committee and the Board of Directors of the Fund engaged Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, to replace E&Y as the independent registered public accounting firm for the Fund for the fiscal year commencing December 1, 2010.

The reports of the financial statements previously issued by E&Y for the Fund for the fiscal years ended November 30, 2010 and November 30, 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  For the fiscal years ended November 30, 2010 and November 30, 2009 through the date of the auditor change, there were no disagreements (as such term is used in Item 304 of Regulation S-K) between the Fund and E&Y on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with the issuance of E&Y’s reports on the financial statements of such periods.  The Fund requested that E&Y furnish it with a letter addressed to the SEC stating whether or not it agrees with the above comments. Representatives of TWB are not expected to attend the Meeting but will be present by telephone, and will have the opportunity to make a statement and respond to appropriate questions from shareholders.  Representatives from E&Y are not expected to attend the meeting.

The Fund’s Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Committee’s responsibilities.  As required by the charter, the Audit Committee has received the written disclosures and the letter from TWB required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with TWB its independence with respect to the Fund.  The Fund has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of [ ], 2012.

The Fund’s financial statements for the fiscal year ended November 30, 2011 and period ended December 31, 2011 were audited by TWB.  The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and TWB, and discussed certain matters with TWB addressed by Statements on Auditing Standards No. 114.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2011 and period ended December 31, 2011.

Bruce B. Huber, Member of the Audit Committee
James E. Hunt, Member of the Audit Committee
Peter K. Werner, Chairman of the Audit Committee

Audit Fees

The aggregate fees billed for professional services rendered by E&Y and TWB for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were, respectively, $[ ] for the fiscal year ended November 30, 2010 and $[ ] for the fiscal year ended November 30, 2011 and period ended December 31, 2011.

Audit-Related Fees

The aggregate fees billed for professional services rendered by E&Y and TWB for the fiscal year ended November 30, 2010 and the fiscal year ended November 30, 2011 and period ended December 31, 2011 for any audit-related services were, respectively, $[ ] and $[ ].

Tax Fees

The aggregate fees billed for tax-related services, including tax return review, rendered by E&Y and TWB to the Fund were, respectively, $[ ] for the fiscal year ended November 30, 2010 and $[ ] for the fiscal year ended November 30, 2011 and period ended December 31, 2011.

All Other Fees

The aggregate fees billed by E&Y for agreed-upon procedures performed on behalf of the Fund in relation to the Fund’s commercial paper program were $[ ] for the fiscal year ended November 30, 2010 and $[ ] for the fiscal year ended November 30, 2009.

TWB did not render any audit, audit-related, tax or any other services to Bexil Advisers or entities that control, are controlled by or under common control with Bexil Advisers that provide ongoing services to the Fund that related directly to the operations and financial reporting of the Fund for the fiscal year ended November 30, 2010 or the fiscal year ended November 30, 2011 and period ended December 31, 2011.

Audit Committee Pre-Approval Policies and Procedures

[As of the date of this Proxy Statement, the Audit Committee has [not] adopted pre-approval policies and procedures.  As a result, all services provided by TWB must be directly pre-approved by the Audit Committee or its Chairman.  The Audit Committee pre-approved all of the audit and non-audit services provided by E&Y to the Fund in 2010 and 2011.]

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by TWB for services provided to the Fund, Bexil Advisers, and any entities that control, are controlled by or under common control with Bexil Advisers and that provide ongoing services to the Fund were $[ ] for the fiscal year ended November 30, 2010 and $[ ] for the fiscal year ended November 30, 2011 and period ended December 31, 2011.  In recommending the approval of TWB as the Fund’s independent registered public accounting firm for the fiscal periods commencing December 1, 2011 and January 1, 2012, the Audit Committee considered whether the services described above, including all non-audit services rendered to the Fund, Bexil Advisers or an affiliate of Bexil Advisers that provides ongoing services to the Fund, were compatible with maintaining the independence of said firm.

OTHER BUSINESS

Management knows of no other matters to be presented at the Meeting.  Under Maryland law, the only matters that may be acted on at a meeting of shareholders are those stated in the notice of the meeting.  Accordingly, other than procedural matters relating to the approval of the Reorganization and the re-election of the Class I Director, no other business may properly come before the meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund’s Directors, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange.  Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.  Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that its Reporting Persons complied with the applicable filing requirements during the fiscal year ended November 30, 2011 and period ended December 31, 2011.

Shareholder Proposals — 2013 Annual Meeting

A shareholder who intends to present a proposal which relates to a proper subject for shareholder action at the 2013 Meeting, and who wishes such proposal to be considered for inclusion in the Fund’s proxy materials for such meeting, must have caused such proposal to be received, in proper form, at the Fund’s principal executive offices by [ ], 2012.  Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its Secretary.

Shareholder Communications with the Board of Directors

The Fund’s Board of Directors has adopted a process for shareholders to send communications to the Board.  To communicate with the Board of Directors or an individual Director of the Fund, a shareholder must send a written communication to that Fund's principal office at the address listed in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board of Directors of the Fund or the individual Director.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Any shareholder proposal submitted pursuant to rule 14a-8 under the Exchange Act, must continue to meet all the requirements of rule 14a-8.

Investment Manager

The address of Bexil Advisers is 11 Hanover Square, New York, New York 10005.

[ ], 2012

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of _________ __, 2012, between DIVIDEND AND INCOME FUND, INC., a Maryland corporation (“Old Fund”), and DIVIDEND AND INCOME FUND, a Delaware statutory trust (“New Fund”) (each sometimes referred to herein as a “Fund”).

Each Fund wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve Old Fund’s changing its identity, form, and place of organization -- by converting from a Maryland corporation to a Delaware statutory trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) dissolving Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

Each Fund’s board of directors/trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Fund, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Fund currently has issued and outstanding a single class of shares of common stock, par value of $.01 each (“Old Fund Shares”).  Upon completion of the transactions described in paragraph 1.1, New Fund will have issued and outstanding a single class of shares of beneficial interest (“New Fund Shares”).  The Old Fund Shares have characteristics substantially similar to the New Fund Shares.

In consideration of the mutual promises contained herein, the Funds agree as follows:

1.           PLAN OF REORGANIZATION

1.1.           Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:

(a)
issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2           The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Fund.

1.3           The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, including Reorganization Expenses (as defined in paragraph 3.3(f)).

1.4           At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Fund’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time.  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6           Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

1.7           After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be dissolved and shall make all filings and take all other actions in connection therewith necessary and proper to effect that dissolution.

2.           CLOSING AND EFFECTIVE TIME

2.1           Unless the Funds agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on _________ __, 2012 (“Effective Time”).  The Closing shall be held at the Funds’ offices, 11 Hanover Square, New York, New York 10005, or at such other place as to which the Funds agree.

2.2           Old Fund shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to New Fund at the Effective Time and (b) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund’s books immediately after the Closing, does or will conform to that information on Old Fund’s books immediately before the Closing. Old Fund shall deliver to New Fund at the Closing a Certificate stating that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

2.3           Old Fund shall direct its transfer agent to deliver at the Closing a Certificate stating that its records contain the name and address of each Shareholder and the number of full and fractional, and percentage ownership of, Old Fund Shares each Shareholder owns at the Effective Time.

2.4           New Fund shall direct its transfer agent to deliver to Old Fund at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and a confirmation, or other evidence satisfactory to Old Fund, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.5           At the Closing, each Fund shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Fund or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.           REPRESENTATIONS AND WARRANTIES

3.1           Old Fund represents and warrants to New Fund as follows:

(a)           Old Fund is a corporation that is duly created, validly existing, and in good standing under the laws of the State of Maryland, and its Articles of Amendment and Restatement (of its Articles of Incorporation), dated June 1, 1998, as amended by Articles of Amendment effective February 1, 2011 (as amended, “Articles”), are on file with the Maryland State Department of Assessments and Taxation;

(b)           Old Fund is duly registered under the 1940 Act as a closed-end management investment company and has the power to own all its properties and assets and to carry on its business as described in its most recent registration statement on Form N-2 (“Registration Statement”);

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Fund’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           At the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)           Old Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland law, the Articles, Old Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Fund is a party or by which it is bound;

(f)           At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Fund’s knowledge, threatened against it that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or its ability to consummate the transactions contemplated hereby;

(h)           Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended November 30, 2011, and its Statements for the fiscal period (in the case of the last Statement, for the two fiscal periods) ended December 31, 2011, have been audited by an independent registered public accounting firm and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Fund has furnished to New Fund), present fairly, in all material respects, Old Fund’s financial condition at each such date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)           Since December 31, 2011, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions with respect to, and redemptions of, its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)           For each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for that year will be) eligible to and has computed its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)           All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)           Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)           Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)           Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)           Old Fund’s most recent prospectus and statement of additional information (1) conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)           The information to be furnished by Old Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Schedule 14A (as defined in paragraph 3.3(a)) (other than written information provided by New Fund for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)           Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its most recent prospectus, except as previously disclosed in writing to New Fund; and

(s)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2           New Fund represents and warrants to Old Fund as follows:

(a)           New Fund (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust, dated _________ __, 2012, has been duly filed in the office of the Secretary of State thereof, and (2) has the power to own all its properties and assets and to carry on the business described in the Registration Statement, which it will assume at the Effective Time;

(b)           New Fund (1) will be duly registered under the 1940 Act as a closed-end management investment company at the Effective Time (by assuming the Registration Statement), (2) will timely file Internal Revenue Service/Treasury Form 8832 to elect to be classified as an association taxable as a corporation, (3) has not commenced operations and will not do so until after the Closing, (4) immediately before the Closing, will have no assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, and (5) was created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Fund’s Board; and this Agreement constitutes a valid and legally binding obligation of New Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

(e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization; and the principal purpose of New Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;

(f)           New Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, New Fund’s Agreement and Declaration of Trust dated _________ __, 2012 (“Declaration”), or By-laws, or any Undertaking to which New Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Fund is a party or by which it is bound;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Fund’s knowledge, threatened against New Fund that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby;

(h)           New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Subchapter M; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;

(i)           The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Fund;

(j)           There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)           Assuming the truthfulness and correctness of Old Fund’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)           Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)           The information to be furnished by New Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the information New Fund provided for inclusion in the Schedule 14A will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)           The Declaration permits New Fund to vary its shareholders’ investment; New Fund will not have a fixed pool of assets and after it commences operations will be a managed portfolio of securities, and Bexil Advisers LLC, its investment manager (“Investment Manager”), has the authority to buy and sell securities for it.

3.3           Each Fund represents and warrants to the other Fund as follows:

(a)              No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement, except for (1) Old Fund’s filing with the Commission of a Schedule 14A pursuant to section 14(a) under the 1934 Act, and any supplement or amendment thereto, including therein a proxy statement (“Schedule 14A”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)              The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)              The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)              The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)              None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)              No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g)              Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets; and

(h)              Its principal reasons for participating in the Reorganization are bona fide business purposes not related to taxes.

4.           COVENANTS

4.1           Old Fund covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2           Old Fund covenants that it will assist New Fund in obtaining information New Fund reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3           Old Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Fund at the Closing.  Notwithstanding the foregoing, Old Fund may, in its sole discretion, keep a copy of all such books and records.

4.4           Each Fund covenants to cooperate with the other in preparing the Schedule 14A in compliance with applicable federal and state securities laws.

4.5           Each Fund covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) New Fund title to and possession of all the Assets, and (b) Old Fund title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6           New Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7           Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.           CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Funds to carry out the transactions contemplated hereby.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4           The Funds shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)           Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)           New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5           Before the Closing, New Fund’s Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share (“Initial Share”) to Investment Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management agreement and to take whatever action it may be required to take as New Fund’s sole shareholder;

5.6           New Fund shall have entered into an investment management agreement with Investment Manager.  Such agreement shall have been approved by New Fund’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Investment Manager or its affiliate as New Fund’s sole shareholder; and

5.7           At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.           EXPENSES

Old Fund shall pay for all the Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Schedule 14A, and printing and distributing its proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage, Investment Manager’s travel expenses, and similar expenses in connection with the Reorganization.  Notwithstanding anything herein to the contrary, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.           ENTIRE AGREEMENT; NO SURVIVAL

Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.           TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1           By either Fund (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before September 30, 2012, or such other date as to which the Funds agree; or

8.2           By the Funds’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Fund (nor its directors/trustees, officers, or shareholders) shall have any liability to the other Fund.

9.           AMENDMENTS

The Funds may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.           SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.           MISCELLANEOUS

11.1           This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of New Fund’s trustees solely in their capacities as trustees, and not individually, and that New Fund’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against its property (“New Fund’s Property”).  Old Fund, in asserting any rights or claims under this Agreement, shall look only to New Fund’s Property in settlement of those rights or claims and not to those trustees, officers, or shareholders.

11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

DIVIDEND AND INCOME FUND, INC.

By:
Thomas B. Winmill
President

DIVIDEND AND INCOME FUND

By:
Thomas B. Winmill
President

APPENDIX B

SUMMARY COMPARISON OF
THE FUND’S AND THE TRUST’S GOVERNING DOCUMENTS

The following is a discussion of certain principal differences between the governing documents of the Fund, a Maryland corporation, and the Trust, a Delaware statutory trust into which it is proposed that the Fund will be reorganized, and the state laws governing the Fund and the Trust.

The Fund is a Maryland corporation organized and existing under the laws of Maryland, including the Maryland General Corporation Law (the “MGCL”).  The Fund’s operations are governed by its Articles of Amendment and Restatement, as amended and supplemented (the “MD Charter”) and its Amended and Restated Bylaws (the “MD Bylaws”), both as they may have been amended from time to time.

The Trust will be a Delaware statutory trust (a “DST”) organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The Trust’s operations will be governed by its Agreement and Declaration of Trust (the “DE Declaration”) and its Bylaws (the “DE Bylaws”).

The following is not a complete description of the governing documents or the state laws.  This discussion is qualified in its entirety by reference to the DE Declaration included as Appendix C to this Proxy Statement.  Additionally, the discussion of the Fund’s governing documents is qualified in its entirety by reference to the MD Charter and MD Bylaws, as incorporated by reference in the Fund’s registration statement.  Copies of the MD Charter and MD Bylaws are available on the Fund’s website at www.DividendandIncomeFund.com.  Shareholders should refer to the provisions of the governing documents directly for a more thorough comparison.

Organization and Capital Structure

The business and affairs of the Fund are managed under the supervision of its Board of Directors.  The shares of common stock of the Fund have a par value of $0.01 per share. The MD Charter authorizes the Fund to issue up to 100,000,000 shares of capital stock.

The business and affairs of the Trust will be managed under the supervision of its Board of Trustees.  The shares of beneficial interest of the Trust will be issued with a par value of $0.01 per share. The DE Declaration authorizes the Trust to issue an unlimited number of shares of beneficial interest.

Meetings of Shareholders and Voting Rights

Neither the MD Charter nor the MD Bylaws require the Fund to hold an annual shareholders’ meeting.  A special meeting may be called by the Fund’s chairman of the Board of Directors, president, or Board of Directors.  The secretary of the Fund may call a meeting of the shareholders upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Neither the DE Declaration nor the DE Bylaws require the Trust to hold an annual shareholders’ meeting.  A meeting may be called by the Trust’s chairman of the Board of Trustees, president, or Board of Trustees.  The secretary of the Trust may call a meeting of the shareholders upon the written request of shareholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting.

The MD Bylaws provide that, except when a larger quorum is required by the MD Charter, MD Bylaws, and applicable law, not less than one-third of the votes entitled to be cast at a shareholders’ meeting constitutes a quorum.  The MD Bylaws provide that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold.  When a quorum is present at a meeting, shareholder action will be effective and valid if taken or authorized by the affirmative vote of the holders of shares with a majority of all votes entitled to be cast on the matter, except as otherwise required by applicable law or otherwise provided in the MD Charter.

The DE Bylaws provide that, except when a larger quorum is required by the DE Declaration, DE Bylaws, and applicable law, not less than one-third of the votes entitled to be cast at a meeting constitutes a quorum.  The DE Bylaws provide that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold.  When a quorum is present at a meeting, shareholder action will be effective and valid if taken or authorized by the affirmative vote of the holders of the shares with a majority of all votes entitled to be cast on the matter, except as otherwise required by applicable law or otherwise provided in the DE Declaration.

Voting Power

Neither the MD Charter nor the MD Bylaws contain provisions limiting the shareholders’ power to vote with respect to certain matters.

The DE Declaration provides that shareholders have the power to vote only with respect to the election or removal of Trustees and with respect to the approval of certain transactions (i.e., the merger, sale of assets, or liquidation of the Trust, and the conversion of shares of the Trust to “redeemable securities,” discussed below) set forth in the DE Declaration, and such additional matters relating to the Trust as required by applicable law, the DE Declaration or the DE Bylaws, or any registration with the Securities and Exchange Commission (“SEC”), or as the Trustees may consider necessary or desirable.  All shares of the Trust entitled to vote on any matters submitted to a vote of the shareholders are voted in the aggregate unless otherwise provided elsewhere in the DE Declaration or in the Investment Company Act of 1940 (“1940 Act”).

Acquisition of Shares

Neither the MD Charter nor the MD Bylaws contain any restrictions on the acquisition of shares.

The DE Declaration contains provisions that restrict a person from becoming an owner of greater than 4.99 percent of the Trust’s shares (“beneficial owner”).

The DE Declaration provides that any transfer of shares that would further increase the percentage of shares already owned by a beneficial owner will be null and void, with certain exceptions.  Please refer to PROPOSAL 1:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION—SHARE OWNERSHIP AND TRANSFER LIMITATIONS IN THE TRUST’S DECLARATION OF TRUST—How will the provisions in the Trust’s Declaration of Trust prevent an ownership change? in the Proxy Statement for more detail with regard to this restriction.

Validity of Proxies, Ballots

Both the MD Bylaws and the DE Bylaws provide that, in an uncontested matter or uncontested election of a Director or Trustee, a shareholder may cast the votes entitled to be cast by the shares of stock owned of record by the shareholder in person or by proxy executed by the shareholder or the shareholder’s duly authorized agent in any manner not prohibited by law.

The MD Bylaws provide that in a contested matter or contested election of a Director or Directors, a shareholder may cast the votes entitled to be cast by the shares of stock owned of record by the shareholder in person or by written proxy.

The DE Bylaws provide that if a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the shareholders of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, shares may be voted only in person at a meeting or by written proxy.

Board Action without a Meeting

The MD Bylaws provide that any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent to such action is executed in writing or by electronic means by all Directors or any committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or committee.

The DE Bylaws provide that, except as otherwise limited by the 1940 Act, any action which may be taken at any meeting of the Board of Trustees or of any committee thereof may be taken without a meeting if the number of Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or such committee consent to such action in writing or by electronic means, and such consent is filed with the minutes of the proceedings of the Board or committee.

Dividends and Distributions

The MD Charter and the DE Declaration provide that shareholders are entitled to receive dividends and distributions in such amounts and at such time as may be determined by the Fund’s Directors or the Trust’s Trustees.  For both Maryland corporations and DSTs, dividends and distributions may be paid in cash, in kind or in shares of the Fund or Trust, and the Boards may retain such amounts as they may deem necessary or desirable for the conduct of the Fund or Trust’s affairs.

Election of Directors/Trustees

Under both the MD Bylaws and DE Bylaws, there is no cumulative voting for the election of Directors or Trustees.  Under the MD Bylaws and the DE Bylaws, unless all nominees for Directors or Trustees are approved by a majority of the Continuing Directors or Trustees, the affirmative vote of the holders of at least seventy-five percent of the outstanding shares entitled to be voted will be required to elect Directors or Trustees.  If all nominees for Directors or Trustees are approved by a majority of the Continuing Directors or Trustees, a plurality of all the votes cast at a meeting at which a quorum is present will be sufficient to elect Directors or Trustees.  “Continuing Directors” or “Continuing Trustees” are those members of the Board of Directors or Trustees on the effective date of the MD Bylaws or DE Declaration, and Directors or Trustees whose election is approved by a majority of the Continuing Directors or Trustees then on the Board of Directors or Trustees.

Removal of Directors/Trustees

Under both the MD Charter and the DE Declaration, any Director or Trustee may be removed, only with cause, and only by action of the shareholders having at least seventy-five percent of the votes then entitled to be cast in an election of Directors or Trustees.  In the case of Directors or Trustees elected by holders of senior securities, a Director or Trustee may only be removed by action of the holders of such senior securities with at least seventy-five percent of the votes then entitled to be cast by the holders of such senior securities.

Shareholder Liability

Neither the MD Charter nor the MD Bylaws contain specific provisions with regard to the personal liability of shareholders of the Fund.  Under the MGCL, shareholders are not obligated to a corporation or its creditors with respect to shares held in a corporation, except to the extent that the subscription price or other agreed consideration for the shares has not been paid or liability is otherwise imposed under any provisions of the MGCL.

The DE Declaration provides that shareholders of the Trust will have the same limitation of personal liability extended to shareholders of a private corporation incorporated in the state of Delaware.  As such, the DE Declaration provides that no shareholders will be subject in such capacity to any personal liability to any person in connection with trust property or the acts, obligations or affairs of the Trust.  If a shareholder is made a party to any suit or proceeding to enforce any such liability, the shareholder will not be held to any personal liability.

The DE Declaration provides that the Trustees may allocate any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular series or class of the Trust in such a manner and on such basis as the Trustees in their sole discretion deem fair and equitable.  Each allocation of such liabilities, expenses, costs, charges and reserves by the Trustees will be conclusive and binding upon the shareholders of all series or classes for all purposes.

Limitation of Liability of Directors/Trustees and Officers

The MD Charter provides that, to the fullest extent that limitations on the liability of Directors and officers are permitted by the MGCL, no Director or officer of the Fund will have any liability to the Fund or its shareholders for money damages.  This limitation on liability applies to events occurring at the time a person serves as a Director or officer of the Fund whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted.

The DE Declaration provides that, to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Act, no Trustee or officer of the Trust shall have any liability to the Trust or its shareholders for money damages, and no Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Trust or its shareholders arising from an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.

Both the MD Charter and DE Declaration provide that nothing in the provisions limiting the liability of Directors or Trustees shall be effective to protect or purport to protect any Director or Trustee or officer of the Fund or Trust against any liability to the Fund or Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Indemnification and Advances of Expenses

The MD Charter provides that, to the fullest extent that indemnification of Directors and officers is permitted by the MGCL, the Fund will indemnify and advance expenses to its currently acting and former Directors and officers.  However, the MD Charter provides that no Director or officer will be protected against any liability to the Fund or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The DE Declaration provides that, to the fullest extent that indemnification of Trustees and officers is permitted by the Delaware Act, the Trust will indemnify and advance expenses to its currently acting and former Trustees and officers.  No currently acting or former Trustee or officer will be indemnified against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Preemptive, Dissenter’s and Other Rights

The MD Charter provides that Fund shareholders will have no preemptive or other right to purchase or subscribe for any stock or other security of the Fund other than such right, if any, the Directors, in their discretion, may determine.

The DE Declaration provides that no shareholder will have any preference, preemptive, appraisal, conversion or exchange rights or privileges or to cumulative voting rights except as provided for in the DE Declaration or by the Trustees when creating preferred shares.  The DE Declaration provides that any or all shares, whenever authorized, may be issued, or may be reissued and transferred if such shares have been reacquired and have treasury status, to any person, firm, corporation, trust, partnership, association or other entity for such lawful consideration and on such terms as the Trustees determine in their discretion without first offering the shares to any such holder.

Amendments to Governing Documents

Both the MD and DE Bylaws provide that the Board of Directors or Trustees is vested with the sole power, to the exclusion of shareholders, to make, alter or repeal the MD or DE Bylaws, except where such power is reserved by the MD or DE Bylaws to shareholders and except as otherwise required by the 1940 Act.

Under the MD Charter, the Fund reserves the right to amend, alter, change or repeal any provision contained in the MD Charter, including any amendment which alters the contract rights of any outstanding stock and substantially adversely affects the shareholders’ rights.  However, the MD Charter provides that proposals to amend and repeal certain sections of the MD Charter and MD Bylaws require the affirmative vote of the holders of at least seventy-five percent of the outstanding shares of stock entitled to be voted on the matter.

The DE Declaration may be amended or restated or otherwise supplemented without shareholder vote with certain exceptions, including any amendment that affects shareholders’ rights to vote (i) regarding merger, sale of assets or liquidation of the Trust and (ii) regarding the conversion of shares to “redeemable securities.”

Inspection Rights

The MD Charter and MD Bylaws have no provisions regarding inspection rights.  Under the MGCL, shareholders have the right to inspect a corporation’s bylaws, minutes of the proceedings of shareholders, annual statements of affairs and voting trust agreements deposited with the corporation at the corporation’s principal office upon written request during usual business hours.

The DE Declaration provides that no shareholder will have any right to inspect any account, book, or document of the Trust except to the extent permitted by statute or the Bylaws.

Liquidation and Dissolution

Both the MD Charter and the DE Declaration provide that a favorable vote of the holders of at least seventy-five percent of the outstanding shares of capital stock of the Fund or Trust entitled to be voted on the matter will be required to approve, adopt or authorize (i) a sale of all or substantially all of the assets of the Fund or Trust (other than in the regular course of its investment activities), or (ii) a liquidation or dissolution of the Fund or Trust, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least seventy-five percent of the total number of Directors of the Fund or Trustees of the Trust, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund or Trust entitled to vote thereon is required.

Merger/Consolidation Transactions

Both the MD Charter and the DE Declaration provide that the favorable vote of the holders of at least seventy-five percent of the outstanding shares entitled to be voted on the matter will be required to approve, adopt or authorize a merger or consolidation or statutory share exchange of the Fund or Trust with any other corporation, other than a corporation ninety percent or more of which is owned by the Fund or Trust, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least seventy-five percent of the total number of Directors or Trustees, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund or outstanding shares of beneficial interest of each affected series or class of the Trust entitled to vote thereon will be required.

Conversion to an Open-End Fund

The MD Charter provides that a favorable vote of (i) at least seventy-five percent of the total number of Directors fixed in accordance with the MD Bylaws, including a majority of the Directors who are not “interested persons” (as defined by the 1940 Act) of the Fund, (ii) at least seventy-five percent of all shares of capital stock of the Fund entitled to be voted on the matter and (iii) at least seventy-five percent of all votes of preferred stock, voting as a separate class, is required to approve, adopt or authorize an amendment to the MD Charter that makes the common stock a “redeemable security” (as such term is defined in Section 2(a)(32) of the 1940 Act).

Similarly, the DE Declaration requires a favorable vote of (i) at least seventy-five percent of the total number of Trustees, including a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust, (ii) at least seventy-five percent of the outstanding shares of each class or series of the Trust (which includes common shares and preferred shares together) and (iii) at least seventy-five percent of all votes of preferred shares, if any, of the Trust, voting as a separate class, to approve, adopt or authorize an amendment to the DE Declaration that makes the shares of the Trust a “redeemable security” (as that term is defined in Section 2(a)(32) of the 1940 Act).

Director and Trustee Powers

The MD Bylaws and the DE Bylaws provide that, except as otherwise provided by law or the governing documents of the Fund or the Trust, the business and affairs of the Fund or the Trust will be managed under the direction of, and all the powers of the Fund or the Trust will be exercised by or under authority of, the Directors or Trustees, as the case may be.  The DE Declaration contains a more detailed enumeration of the Trustees’ powers than the MD Charter, but each of the MD Charter and the DE Declaration provide that the enumeration and definition of the particular powers of the Directors or Trustees included in the Fund’s or Trust’s governing documents will in no way be deemed to exclude or limit any powers conferred upon the Directors or Trustees, as the case may be.

APPENDIX C

 [FORM OF]

AGREEMENT AND DECLARATION OF TRUST

of

Dividend and Income Fund

(a Delaware Statutory Trust)

As of ________ __, 2012

TABLE OF CONTENTS

i

ARTICLE VIII.	MISCELLANEOUS	22
Section 1.	Liability of Third Persons Dealing with Trustees	22
Section 2.	Filing of Copies, References, Headings	22
Section 3.	Applicable Law	22
Section 4.	Provisions in Conflict with Law or Regulation	23
Section 5.	Writings	23

ii

AGREEMENT AND DECLARATION OF TRUST

OF

DIVIDEND AND INCOME FUND

AGREEMENT AND DECLARATION OF TRUST made as of __, 2012, by the Trustees hereunder, and by the holders of shares of beneficial interest issued hereunder.

WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereunder;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth and;

WHEREAS, the parties hereto intend that the Trust created by this Declaration (as defined below) and the Certificate of Trust filed with the Secretary of State of the State of Delaware on _________ __, 2012, shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration shall constitute the governing instrument of such statutory trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets that they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I.

Name and Definitions

Section 1.                      Name

This Trust shall be known as the “Dividend and Income Fund,” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2.                      Definitions

Whenever used herein, unless otherwise required by the context or specifically provided:

(a)           “1940 Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time;

(b)           “Administrator” means a party furnishing services to the Trust pursuant to any administration contract described in Article III, Section 7(a) hereof;

(c)           “Affiliated Person” has the applicable meaning given it in the 1940 Act;

(d)           “Assignment” has the meaning given it in Section 2(a)(4) of the 1940 Act;

(e)           “Bylaws” mean the Bylaws of the Trust as amended or restated from time to time, which Bylaws are expressly herein incorporated by reference as part of the “governing instrument” within the meaning of the Delaware Act;

(f)           “Certificate of Trust” means the certificate of trust as amended or restated from time to time, filed by Thomas B. Winmill in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

(g)           “Class” means a Class of Shares of a Series of the Trust established in accordance with the provisions of Article II hereof;

(h)           “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time;

(i)           “Commission” has the meaning given it in the 1940 Act;

(j)           “Continuing Trustee” means each of Bruce B. Huber, James E. Hunt, Peter K. Werner and Thomas B. Winmill, and any other Trustee whose election is approved by a majority of the Continuing Trustees then on the Board of Trustees;

(k)           “Declaration” means this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time;

(l)           “Delaware Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time;

(m)           “Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time;

(n)           “Interested Person” has the meaning given it in Section 2(a)(19) of the 1940 Act;

(o)           “Investment Adviser” means a party furnishing services to the Trust pursuant to any investment advisory contract described in Article III, Section 7(a) hereof;

(p)           “Person” means and includes natural persons, corporations, partnerships, limited partnerships, statutory trusts and foreign statutory trusts, trusts, limited liability companies, associations, joint ventures, estates, custodians, nominees and any other individual or entity in its own or any representative capacity, any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign;

(q)           “Principal Underwriter” has the meaning given it in Section 2(a)(29) of the 1940 Act;

(r)           “Securities Act” means the Securities Act of 1933, as amended;

(s)           “Series” or “Series of Shares” refers to the division of Shares into two or more Classes as provided in Article II hereof;

(t)           “Shareholder” means as of any particular time the holders of record of outstanding Shares of the Trust, at such time;

(u)           “Shares” means the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares, or, if more than one Class or Series of Shares is authorized by the Trustees, the transferable units of beneficial interest (including fractions of Shares as well as whole Shares) into which each Class or Series of shares shall be divided from time to time;

(v)           “Trust” means the Delaware statutory trust established by this Declaration, as amended from time to time, inclusive of each amendment;

(w)           “Trust Property” means as of any particular time any and all property, real or personal, tangible or intangible, which is from time to time owned or held by or for the account of the Trust or any Series;

(x)           “Trustee” means the person or persons who are Continuing Trustees and all other persons who may from time to time be duly elected or appointed and have qualified to serve as Trustees in accordance with the provisions hereof, in each case so long as such person shall continue in office in accordance with the terms of this Declaration, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his or her or their capacity as Trustees hereunder.

ARTICLE II.

Shares

Section 1.                      Beneficial Interest

The interest of the beneficiaries hereunder shall be divided into an unlimited number of transferable shares of beneficial interest, par value $0.01 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

Section 2.                      Other Securities

The Trustees may, subject to the Trust’s investment policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including rights to purchase Shares, preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any Class or Series, they are hereby authorized and empowered to amend or supplement this Declaration, as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

Section 3.                      Status of Shares

(a)           The Shares shall be personal property giving only the rights in this Declaration specifically set forth.

(b)           Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to be bound by the terms of this Declaration and the Bylaws.

(c)           The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees. Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares.

(d)           Other than distribution charges of any agent or any Person, including, without limitation, the custodian, transfer agent, shareholder servicing agent or similar agent, lawyer, accountant or broker, for which the Trustees shall have the power to cause each Shareholder to pay directly, in advance or arrears, a pro rata amount as defined from time to time by the Trustees, no Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class.

(e)           Shareholders shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust.

(f)           The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, not entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitle such representative only to the rights of such Shareholder under this Declaration.

Section 4.                      No Preemptive Rights

The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights or privileges or to cumulative voting rights, except as specified in this Article II or as specified by the Trustees when creating the Shares, as in preferred shares. Any or all of the Shares, whenever authorized, may be issued, or may be reissued and transferred if such Shares have been reacquired and have treasury status, to any person, firm, corporation, trust, partnership, association or other entity for such lawful consideration and on such terms as the Board of Trustees determines in its discretion without first offering the Shares to any such holder.

Section 5.                      Trust Only

It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act, thus only creating the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners, or members of a joint stock association.

Section 6.                      Issuance of Shares

(a)           The Trustees, in their discretion, may from time to time issue shares without vote of the Shareholders, including preferred shares that may have been established pursuant to Section 2 of this Article II, in addition to the then-issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, including pursuant to shareholder rights or similar plans that provide for the issuance of Shares to certain Shareholders, to the extent permissible under Delaware law and the 1940 Act, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of, liabilities) and businesses.

(b)           The Trustees may from time to time divide or combine the Shares of any Series or Class thereof into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class thereof in the assets held with respect to that Series, provided that nothing in this Section 6(b) shall limit the ability of the Trustees to cause Shares to be issued pursuant to Section 6(a) of this Article II;

(c)           Issuance and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

Section 7.                      Establishment and Designation of Series or Class

(a)           The establishment and designation of any Series or Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series or Class of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

(b)           Shares of each Series or Class of the Trust established pursuant to this Article II, unless otherwise provided in the resolution establishing such Series or Class, shall have the following relative rights and preferences:

(i)           Assets Held with Respect to a Particular Series

All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived (including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall irrevocably be held separately with respect to that Series for all purposes, subject only to the rights of creditors of such Series, from the assets of the Trust and every other Series and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived (including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds), in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the assets held with respect to each Series shall be held and accounted for separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series.

(ii)           Liabilities Held with Respect to a Particular Series

The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series or Class are herein referred to as “liabilities held with respect to” that Series or Class. Each allocation of liabilities, expenses, costs, charges, and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees’ discretion, be set forth in the Certificate of Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

(iii)           Dividends and Distributions

Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or distribution, including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class with respect to, nor any redemption or repurchase of, the Shares of any Series or Class, shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder or any particular Series or Class otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The dividends and distributions or other payments, including those for any Class that hereafter may be created, shall be in such amounts as may be declared from time to time by the Board of Trustees, whether by specifying the amounts, establishing formulas, or otherwise, and such dividends and distributions may vary from Class to Class to such extent and for such purposes as the Board of Trustees may deem appropriate, including, but not limited to, the purposes of complying with requirements of regulatory or legislative authorities or the terms of any preference attaching to one or more Classes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(iv)           Equality

All the Shares of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series or Class thereof and such rights and preferences as may have been established and designated with respect to any Class within such Series). Subject to the adoption of shareholder rights or similar plans as set forth in Section 6(a) of this Article IV, each Share of any particular Series shall be equal to each other Share of that Series and, with respect to any Class of a Series, each such Class shall represent interests in the assets of that Series and have the same voting, dividend, liquidation and other rights and terms and conditions as each other Class of that Series, except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class.

(v)           Fractions

Any fractional Share of a Series or Class thereof shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(vi)           Combination of Series

The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class; provided, however, that the Trustees may not change Outstanding Shares in a manner materially adverse to Shareholders of such Series or Class.

Section 8.                      Register of Shares

(a)           The ownership of Shares shall be recorded on the books of the Trust or those of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or Class of the Trust.

(b)           No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time.

(c)           The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series or Class of the Trust and similar matters.  The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation.  Such surrender and cancellation shall not affect the ownership of Shares in the Trust.

(d)           The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series or Class of the Trust and as to the number of Shares of each Series or Class of the Trust held from time to time by each Shareholder.

(e)           No Shareholder shall be entitled to receive any payment of a dividend or distribution, nor to have notice given to him as provided herein or in the Bylaws, until he or she has given his or her address to the Trust or to the Trust’s transfer or similar agent.

Section 9.                      Transfer Agent and Registrar

(a)           The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable record books therein, the original issues and transfers, if any, of the said Shares.

(b)           Any transfer agents and/or registrars that the Trustees employ shall perform the duties that are usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

Section 10.                      Transfer of Shares; Limitations on Ownership

(a)           Except as otherwise provided by the Trustees, Shares shall be transferable on the record books of the Trust only by the record holder thereof or by his or her duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer (together with a Share certificate if one is outstanding), and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees, including compliance with any securities laws and contractual restrictions as may reasonably be required. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the Bylaws, the transfer shall be recorded on the record books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder, and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee, or agent of the Trust, shall be affected by any notice of a proposed transfer.

(b)           Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable record books of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

(c)           Certain Acquisitions Prohibited

(i)           Restrictions on Certain Acquisitions of Shares. If a Person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Shares or any option, warrant or other right to purchase or acquire Shares (such warrant, option, or security being an “Option”) or any securities convertible into or exchangeable for Shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether voluntary or involuntary, of record, beneficially, by operation of law or otherwise (provided, however, that a transaction that is a pledge (and not an acquisition of tax ownership for U.S. federal income tax purposes) shall not be deemed an Acquisition but a foreclosure pursuant thereto shall be deemed to be an Acquisition), and such Acquisition shall cause such Person to become an owner of greater than 4.99 percent of the Shares within the meaning of Section 382 of the Code with respect to the Trust (a “Five Percent Shareholder”) or increase the percentage of Shares owned by a Five Percent Shareholder, then such Person shall be a “Restricted Holder” and such Shares shall be “Excess Shares,” and such Acquisition of Excess Shares shall not be permitted and such transfer of Excess Shares to the Restricted Holder shall be void  ab initio  except as authorized pursuant to this Article II, Section 10; provided, however, that for purposes of determining the existence and identity of, and the amount of Shares owned by, any Five Percent Shareholders or Restricted Holders, the Trust is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G under the Exchange Act(or any similar schedules) as of any date and (b) the Trust’s actual knowledge of the ownership of the Shares.

(ii)           Requests for Exceptions. The restrictions contained in this Article II, Section 10, are for the purpose of reducing the risk that any change in the ownership of Shares may jeopardize the preservation of the Trust’s U.S. federal, state and local income tax attributes under Code Section 382 or equivalent provisions of state or local law (collectively, the “Tax Benefits”). In connection therewith, and to provide for the effective policing of these provisions, a Restricted Holder who proposes to effect an Acquisition of Excess Shares, prior to the date of the proposed Acquisition, shall request in writing (a “Request”) that the Board of Trustees review the proposed Acquisition of Excess Shares and authorize or not authorize the proposed Acquisition pursuant to this Subsection (c)(ii). A Request shall be mailed or delivered to the Secretary of the Trust at the Trust’s principal place of business. Such Request shall be deemed to have been delivered only when actually received by the Secretary of the Trust. A Request shall include: (1) the name, address and telephone number of the Restricted Holder; (2) a description of the interest proposed to be Acquired by the Restricted Holder; (3) the date on which the proposed Acquisition is expected to take place; (4) the name of the intended transferor of the interest to be Acquired by the Restricted Holder; and (5) a Request that the Board of Trustees authorize, if appropriate, the Acquisition of Excess Shares pursuant to this Subsection (c)(ii) and inform the Restricted Holder of its determination regarding the proposed Acquisition. If a Restricted Holder duly submits a proper and complete Request to the Secretary of the Trust, at the next regularly scheduled meeting of the Board of Trustees following the tenth business day after receipt by the Secretary of the Trust of the Request, the Board of Trustees will act to determine whether to authorize the proposed Acquisition described in the Request, in accordance with this Subsection (c)(ii) and Article II, Section 10, Subsection (e). The Board of Trustees shall conclusively determine whether to authorize the proposed Acquisition, in its sole discretion and judgment, and shall cause the Restricted Holder making the Request to be informed of such determination as soon as practicable thereafter.

(d)           Effect of Unauthorized Acquisition. Any Acquisition of Excess Shares attempted or purported to be made in violation of this Article II, Section 10, shall be null and void ab initio to the fullest extent permitted by law. In the event of an attempted or purported Acquisition of Excess Shares by a Restricted Holder in violation of this Article II, Section 10, the Trust shall be deemed to be the agent for the transferor of the Excess Shares. The Trust shall be such agent for the limited purpose of consummating a sale of the Excess Shares to a Person who is not a Restricted Holder (an “Eligible Transferee”), which may include, without limitation, the transferor. The record ownership of the Excess Shares shall remain in the name of the transferor until the Excess Shares have been sold by the Trust or its assignee, as agent, to an Eligible Transferee. Neither the Trust, as agent, nor any assignee of its agency hereunder, shall be deemed to be a Shareholder nor be entitled to any rights of a Shareholder, including, but not limited to, any right to vote the Excess Shares or to receive dividends or liquidating distributions in respect thereof, if any, but the Trust or its assignee shall only have the right to sell and transfer the Excess Shares on behalf of and as agent for the transferor to another person or entity; provided, however, that an Acquisition to such other person or entity does not violate the provisions of this Article II, Section 10. Until the Excess Shares are Acquired by an Eligible Transferee, the rights to vote and to receive dividends and liquidating distributions with respect to the Excess Shares shall remain with the transferor. The intended transferee of the Excess Shares and the Restricted Holder with respect to any Excess Shares shall not be entitled to any rights of Shareholders, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to the Excess Shares. In the event of a permitted sale and transfer, whether by the Trust or its assignee, as agent, the proceeds of such sale shall be applied first, to reimburse the Trust or its assignee for any expenses incurred by the Trust acting in its role as the agent for the sale of the Excess Shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

(e)           Authorization of Acquisition of Shares by a Restricted Holder. The Board of Trustees may authorize an Acquisition of Excess Shares by a Restricted Holder, if, in its sole discretion and judgment it determines that the Acquisition is in the best interests of the Trust and its Shareholders. In deciding whether to approve any proposed Acquisition of Excess Shares by a Restricted Holder, the Board of Trustees may seek the advice of counsel (including with respect to the Trust’s preservation of the Tax Benefits) and may request all relevant information from the Restricted Holder with respect to all Shares directly or indirectly owned by such Restricted Holder. Any Person who makes a Request of the Board of Trustees pursuant to Article II, Section 10, to effect an Acquisition of Excess Shares shall reimburse the Trust, on demand, for all reasonable costs and expenses incurred by the Trust with respect to any proposed Acquisition, including, without limitation, the Trust’s reasonable costs and expenses incurred in determining whether to authorize that proposed Acquisition.

(f)           Certain Indirect Prohibited Acquisitions. In the event an Acquisition would be in violation of this Article II, Section 10, as a result of attribution under federal tax and securities laws to the intended transferee of the ownership of Shares by a Person (an “Other Person”) who is not controlling, controlled by or under common control with the intended transferee, which ownership is nevertheless attributed under federal tax and securities laws to the intended transferee, the restrictions contained in this Article II, Section 10, shall not apply in a manner that would invalidate any Acquisition to such Other Person, and the intended transferee and any Persons controlling, controlled by or under common control with the intended transferee (collectively, the “Intended Transferee Group”) shall automatically be deemed to have transferred to the Trust, sufficient Shares (which Shares shall: (i) consist only of Shares held legally or beneficially, whether directly or indirectly, by any member of the Intended Transferee Group, but not Shares held through any Other Person, other than Shares held through a Person acting as agent or fiduciary for any member of the Intended Transferee Group; (ii) be deemed transferred to the Trust, in the inverse order in which it was acquired by members of the Intended Transferee Group, and (iii) be treated as Excess Shares) to cause the intended transferee, following such transfer to the Trust, not to be in violation of the restrictions contained in this Article II, Section 10; provided, however, that to the extent the foregoing provisions of this subsection (f) would not be effective to prevent an Acquisition in violation of this Article II, Section 10, the restrictions contained in this Article II, Section 10, shall apply to such other Shares owned by the intended transferee (including Shares actually owned by Other Persons), in a manner designed to minimize the amount of Shares subject to the restrictions contained in this Article II, Section 10, or as otherwise determined by the Board of Trustees to be necessary to prevent an Acquisition in violation of the restrictions contained in this Article II, Section 3 (which Shares shall be treated as Excess Shares).

(g)           Prompt Enforcement; Further Actions. After obtaining actual knowledge of an Acquisition of Excess Shares by a Restricted Holder, the Trust shall demand the surrender, or cause to be surrendered, to it, the Excess Shares, or any proceeds received upon a sale of the Excess Shares, and any dividends or other distributions made with respect to the Excess Shares. If such surrender is not made within 30 business days from the date of such demand, the Trust may institute legal proceedings to compel such transfer; provided, however, that nothing in this Subsection (g) shall: (i) be deemed inconsistent with the Acquisition of the Excess Shares being deemed null and void pursuant to subsection (d) hereof; (ii) preclude the Trust in its discretion from immediately bringing legal proceedings without a prior demand; or (iii) cause any failure of the Trust to act within the time periods set forth in this subsection (c) to constitute a waiver or loss of any right of the Trust under this Article II, Section 10.

(h)           Damages. Any Restricted Holder who knowingly violates the provisions of this Article II, Section 10, and any persons controlling, controlled by or under common control with such a Restricted Holder, shall be jointly and severally liable to the Trust for, and shall indemnify and hold the Trust harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Trust’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

(i)           Conditions to Acquisition; Responsibilities of Transfer Agent. The Trust may require, as a condition to the registration of the Acquisition of any Shares or the payment of any distribution on any of its Shares, that the intended transferee or payee furnish to the Trust all information reasonably requested by the Trust with respect to all the direct or indirect ownership interests in such Shares. The Trust may make such arrangements or issue such instructions to its transfer agent as may be determined by the Board of Trustees to be necessary or advisable to implement this Article II, Section 10, including, without limitation, instructing the transfer agent not to register any Acquisition of Shares on the Trust’s record books if the transfer agent has knowledge that such Acquisition would be prohibited by this Article II, Section 10, and/or authorizing such transfer agent to require an affidavit from an intended transferee regarding such Person’s actual and constructive ownership of Shares and other evidence that an Acquisition will not be prohibited by this Article II, Section 10, as a condition to registering any Acquisition.

(j)           Authority of Board of Trustees to Interpret. Nothing contained in this Article II, Section 10, shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Trust and to preserve the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law or other event or situation making one or more of the following actions necessary or desirable, the Board of Trustees may, by adopting a written resolution and without Shareholder approval, modify or interpret the definitions of any terms or conditions set forth in this Article II, Section 10 as appropriate to prevent an ownership change for purposes of Section 382 of the Code; provided, however, that the Board of Trustees shall not cause there to be such modification or interpretation unless it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of legal and/or tax counsel to the Trust. The Trust and the members of the Board of Trustees shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the President, a Secretary, Treasurer, other officers of the Trust, the person or persons performing the functions of such officers, or of the Trust’s legal counsel, independent auditors, transfer agent, or other employees or agents in making the determinations and findings contemplated by this Article II, Section 10, and the members of the Board of Trustees shall not be responsible for any good faith errors made in connection therewith.

(k)           NYSE Transactions. Nothing in this Article II, Section 10 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article II, Section 10 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article II, Section 10.

(l)           Severability. If any part of the provisions of this Article II, Section 10, are judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the provisions of this Article II, Section 10, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the Trust to utilize to the greatest extent possible the Tax Benefit.

(m)           Expiration. Each provision of this Article II, Section 10, shall apply until such time as the Board of Trustees determines in its sole discretion that such provision is no longer necessary for the preservation of the Corporation’s Tax Benefits or otherwise necessary or advisable.

Section 11.                      Limitations of Liability and Indemnification of Shareholders

(a)           Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If a Shareholder of the Trust is made a party to any suit or proceeding to enforce any such liability, the Shareholder shall not, on account thereof, be held to any personal liability.

(b)           If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

ARTICLE III.
Trustees

Section 1.                      Number, Election and Tenure

(a)           Prior to a public offering of shares there may be a sole Trustee.  Thereafter, the number of Trustees shall be the number fixed from time to time by a written instrument signed by a majority of the Continuing Trustees then in office, or by resolution approved at a duly constituted meeting by a majority of the Continuing Trustees then in office.

(b)           The Board of Trustees shall be divided into three Classes:  Class I, Class II and Class III.  The number of the Trustees in each class shall be determined by resolution of the Board of Trustees.  The Board of Trustees may determine by resolution those Trustees who shall be elected by Shareholders of a particular Class or Series of Shares (e.g., by a Class or Series of preferred shares) and may set forth in the Bylaws of the Trust or elsewhere the procedures for the qualification, nomination, appointment, and election of such Trustees. The term of office of Class I Trustees shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the registration statement relating to the Shares under the Securities Act.  The term of office of Class II Trustees shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the registration statement relating to the Shares under the Securities Act.  The term of office of Class III Trustees shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the registration statement relating to the Shares under the Securities Act.  At each subsequent annual election, the Trustees chosen to succeed those whose terms are expiring shall be identified as being in the same class as the Trustees whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of Shareholders, or thereafter in each case when their respective successors are elected and qualified.  The number of trusteeships shall be apportioned among the classes by the Board of Trustees so as to maintain the number of Trustees in each class as nearly equal as possible.

(c)           In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.

(d)           Each Trustee shall serve during the lifetime of the Trust until he or she dies; resigns; has reached the mandatory retirement age, if any, as set by the Trustees; is declared incompetent by a court of appropriate jurisdiction; or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Section 2.                      Effect of Resignation, Removal or Death

(a)           A Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. Upon the resignation of a Trustee, each such resigning Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning Trustee.

(b)           A Trustee may be removed only for cause by action of the Shareholders taken by the holders of shares with at least seventy-five (75) percent of the votes then entitled to be cast in an election of Trustees, or, in the case of Trustees elected by holders of senior securities, only by action of the holders of such senior securities with at least seventy-five (75) percent of the votes then entitled to be cast by the holders of such senior securities.  As used in this Section 2 (b), “senior securities” has the meaning assigned to such term by Section 18 of the 1940 Act. Upon the removal of a Trustee, each such removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such removed Trustee.

(c)           The death, declination to serve, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.

Section 3.                      Vacancies

(a)           Whenever a vacancy in the Board of Trustees shall occur, the remaining Continuing Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article and the Bylaws, consistent with the limitations of the 1940 Act, by a written instrument signed by a majority of the Continuing Trustees then in office.

(b)           If the Shareholders of any Class or Series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that Class or Series may fill any vacancy among the number of Trustees elected by that Class or Series.

(c)           Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article and the Bylaws, consistent with the limitations of the 1940 Act, made by a written instrument signed by a majority of the Continuing Trustees then in office.

(d)           Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

(e)           No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration.

Section 4.                      Meetings

(a)           The Board of Trustees may set forth in the Bylaws or elsewhere the requirements for the conduct of meetings of the Board of Trustees and any committee of the Trustees, including requirements as to notice of meetings, quorum for meetings, voting and actions taken by written consent.

Section 5.                      Powers

(a)           The Trustees in all instances shall act as principals for and on behalf of the Trust and their acts shall bind the Trust.  Subject to the provisions of this Declaration, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of any kind on behalf of the Trust. The Trustees may perform such acts as, in their sole discretion, are proper for conducting the business of the Trust.

(b)           The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration.

(c)           The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal Bylaws for the conduct of the business of the Trust

(d)           The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court. Without limiting the foregoing, the Trustees may:

(i)           enlarge or reduce the number of Trustees, specifying the date when such action shall become effective, and fill vacancies caused by enlargement of their number or by the death, resignation, retirement or removal of a Trustee;

(ii)           elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate;

(iii)           appoint from their own number and establish and terminate one or more committees, consisting of one or more Trustees, that may exercise the powers and authority of the Board of Trustees to the extent that the Trustees so determine;

(iv)           employ one or more custodians of the assets of the Trust and authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;

(v)           employ an Administrator for the Trust and authorize such Administrator to employ sub-administrators; employ an Investment Adviser to the Trust and authorize such Investment Adviser to employ sub-advisers; retain a transfer agent or a shareholder servicing agent, or both;

(vi)           provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise;

(vii)           redeem, repurchase and transfer Shares pursuant to applicable law;

(viii)           set record dates for the determination of Shareholders with respect to various matters;

(ix)           declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series;

(x)           and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such Investment Adviser, Investment Manager, Administrator, sub-adviser, sub-manager, sub-administrator, custodian, transfer or shareholder servicing agent, or Principal Underwriter.

(e)           Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

(f)           Unless otherwise specified herein or in the Bylaws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

(g)           Without limiting the foregoing, the Trustees shall also have the power and authority to cause the Trust (or to act on behalf of the Trust) to:

(h)           invest and reinvest cash and other property, to hold cash or other property uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of or enter into contracts for the future acquisition or delivery of securities and other instruments and property of every nature and kind, including, without limitation, shares or interests in open-end or closed-end investment companies or other pooled investment vehicles, common and preferred stocks, warrants and rights to purchase securities, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, loans, obligations, participations, other evidences of indebtedness, certificates of deposit or indebtedness, commercial papers, repurchase agreements, bankers’ acceptances, derivative instruments, and other securities or properties of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, and foreign government or any political subdivision of the United States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or engage in “when issued” or delayed delivery transactions and in all types of financial instruments and hedging and risk management transactions; change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(i)           sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(ii)           vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(iii)           exercise powers and right of subscription or otherwise which in any manner arise out of ownership or securities;

(iv)           hold any security or property in any form, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise;

(v)           consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(vi)           join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(vii)           compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

(viii)           enter into joint ventures, general or limited partnerships and any other combinations or associations;

(ix)           borrow funds or other property in the name of the Trust exclusively for Trust purposes and in connection therewith issue notes or other evidence of indebtedness and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

(x)           endorse or guarantee the payment of any notes or other obligations of any Person, to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof, and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

(xi)           purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(xii)           adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(xiii)           operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

(xiv)           enter into contracts of any kind and description;

(xv)           employ as custodian of any assets of the Trust one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of the Trust, subject to any conditions set forth in this Declaration or in the Bylaws;

(xvi)           employ auditors, counsel or other agents of the Trust, subject to any conditions set forth in this Declaration or in the Bylaws;

(xvii)           interpret the investment policies, practices, or limitations of any Series or Class; and

(xviii)           establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article II;

(xix)           allocate, to the fullest extent permitted by Section 3804 of the Delaware Act, assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article II; and

(xx)           engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage subject to the requirements of the 1940 Act.

(xxi)           The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder. The Trust may pursue its investment program and any other powers as set forth in this Section 5 of Article III either directly or indirectly through one or more subsidiary vehicles at the discretion of the Trustees or by operating in a master feeder structure.

(i)           Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Administrator, Principal Underwriter, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person, or entity in which such person is an Interested Person, as broker, legal counsel, registrar, Investment Adviser, Administrator, Principal Underwriter, distributor, transfer agent, dividend disbursing agent, shareholder servicing agent, custodian or in any other capacity upon customary terms.

(j)           The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreement and other instruments.

(k)           The Trustees shall have the power to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Trust, other than the Share ledger, shall be open to inspection by Shareholders. No Shareholder shall have any right to inspect any account, book, or document of the Trust except to the extent permitted by statute or the Bylaws.

(l)           Subject to Article II, Section 7, the Trustees shall have the power to pay, directly or indirectly through contractual arrangements, out of the assets or income of the Trust any expenses and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of pricing Trust portfolio securities; expenses of sale, addition and reduction of Shares; insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust’s investment advisers, managers, administrators, distributors, custodians, transfer agents, shareholder servicing agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining its existence; costs of preparing and printing the prospectuses, statements of additional information and Shareholder reports of the Trust and each Series and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust’s officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings; Commission registration fees and related expenses; registration fees and related expenses under state or foreign securities or other laws; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities. This Article shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

Section 6.                      Ownership of Assets of the Trust

The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial ownership in the Trust or Series.

Section 7.                      Execution of Advisory, Management and Distribution Arrangements

(a)           Subject to such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws, including, without limitation, the requirements of Section 15 of the 1940 Act, the Trustees may, at any time and from time to time, contract for exclusive or non-exclusive advisory, management and/or administrative services (including, in each case, one or more sub-advisory, sub-management or sub-administration services) for the Trust or for any Series (or Class thereof) with any corporation, trust, association, or other organization, including any Affiliated Person; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Investment Adviser or Administrator to supervise and direct the investment of all assets held, and to determine from time to time without prior consultation with the Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust’s or a particular Series’ investments; authority for the Investment Adviser or Administrator to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators, or such other activities as may specifically be delegated to such party.

(b)           The Trustees may also, at any time and from time to time, contract with any corporation, trust, association, or other organization, appointing it exclusive or non-exclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract (i) shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws, including, without limitation, the requirements of Section 15 of the 1940 Act, (ii) may contain such other terms as the Trustees may determine, and (iii) may provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

(c)           The Trustees are also empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust as the Board of Trustees determines to be in the best interests of the Trust and the applicable Series, including appointing it or them to act as the custodian, transfer agent dividend disbursing agent, fund accountant and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws or stipulated by resolution of the Trustees.

(d)           The Trustees may adopt a plan or plans of distribution with respect to Shares of any Series or Class and enter into any related agreements, whereby the Series or Class finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of applicable laws and regulations.

(e)           The fact that:

(i)           any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, Investment Adviser, Administrator, sub-adviser, sub-administrator, Principal Underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization with which an advisory, management, or administration contract, or Principal Underwriter’s or distributor’s contract, or transfer agent, shareholder servicing agent or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust; or that

(ii)           any corporation, trust, association or other organization with which an advisory, management, or administration contract or Principal Underwriter’s or distributor’s contract, or transfer agent or shareholder servicing agent contract may have been or may hereafter be made also has an advisory, management, or administration contract, or Principal Underwriter’s or distributor’s or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

Section 8.                      Ownership of Shares

Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent. The Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the Bylaws relating to the sale and redemption of such Shares.

Section 9.                      Limitation of Liability

(a)           To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Act, no Trustee or officer of the Trust shall have any liability to the Trust or its Shareholders for money damages, and no Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.  This limitation of liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  No provision of this Article III, Section 9 shall be effective to protect or purport to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  Subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Trustee or officer of the Trust is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, that Trustee or officer shall not, on account thereof, be held to any personal liability.  No amendment to the Declaration shall affect the right of any person under this Section 9 based on any event, omission or proceeding prior to such amendment.

(b)           A Trustee who has been determined to be an “audit committee financial expert” for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 (“SOX”) or any successor provision thereto or has been designated as the Chairman or Vice-Chairman of the Board of Trustees by the Board of Trustees shall not be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination or designation than is any Trustee who has not been so designated.

(c)           Any repeal or modification of this Section 9 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 10.                      Indemnification

(a)           The Trust shall indemnify and advance expenses to its currently acting and former Trustees to the fullest extent that indemnification of Trustees is permitted by the Delaware Act.  The Trust shall indemnify and advance expenses to its currently acting and former officers to the same extent as its Trustees and to such further extent as is consistent with law.  The Board of Trustees may by Bylaw, resolution or agreement make further provision for indemnification of Trustees, officers, employees and agents to the fullest extent permitted by the Delaware Act.  No provision of this Article III, Section 10 shall be effective to protect or purport to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  No amendment to the Declaration shall affect the right of any person under this Section 10 based on any event, omission or proceeding prior to such amendment.

ARTICLE IV.
Shareholders

Section 1.                      Meetings

Meetings of the Shareholders shall be called and notice thereof and record dates therefore shall be given and set as provided in the Bylaws.

Section 2.                      Voting

(a)           The Shareholders shall have power to vote only with respect to the election or removal of Trustees as provided in Article III hereof, and with respect to the approval of certain transactions as provided in Article V and Article VI, Section 3 hereof, and such additional matters relating to the Trust as may be required by applicable law, this Declaration, the Bylaws or any registration of the Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.

(b)           Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

(c)           Unless provided elsewhere in this Declaration, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except when required by the 1940 Act, Shares shall be voted by individual Series;

(d)           There shall be no cumulative voting in the election of Trustees.

(e)           Shares may be voted in person or by proxy.

(f)           Until Shares of a Class or Series are issued, the Trustees may exercise all rights of Shareholders of that Class or Series and may take any action required by law, this Declaration or the Bylaws to be taken by the Shareholders with respect to that Class or Series. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

Section 3.                      Quorum and Required Vote

The provisions regarding the constitution of a quorum and the required vote for actions taken at meetings of the Shareholders shall be set as provided in the Bylaws.

Section 4.                      Proxies

(a)           A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by an electronic or telecommunications device or in any other manner.

Section 5.                      Record Dates

For the purpose of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes).

Section 6.                      Additional Provisions

The Bylaws may include further provisions for Shareholders, votes and meetings and related matters.

ARTICLE V.
Requirements for the Approval of Certain Transactions

Section 1.                      Required Vote

Notwithstanding anything else contained herein or in the Bylaws, a favorable vote of the holders of at least seventy-five (75) percent of the outstanding Shares of each affected Class or Series of the Trust, voting separately as a Class or Series, shall be required to approve, adopt or authorize (i) a merger or consolidation or share exchange of the Trust with any other entity, other than an entity ninety (90) percent or more of which is owned by the Trust, (ii) a sale of all or substantially all of the assets of the Trust (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Trust, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least seventy-five (75) percent of the total number of Trustees, in which case the affirmative vote of the holders of a majority of the outstanding shares of each affected Class or Series of the Trust, voting separately as a Class or Series, shall be required. Notwithstanding the foregoing, the approval of any affected Class or Series of the Trust shall not be required for any mortgage, pledge, or creation of any other security interest in any or all of the assets of the Trust, whether or not in the ordinary course of its business, or for the exercise of the rights and remedies provided with respect thereto.

ARTICLE VI.
Net Asset Value, Distributions and Redemptions

Section 1.                      Determination of Net Asset Value

The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act.  The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the registration statement or as may otherwise be determined by the Trustees.  The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the registration statement or as may otherwise be determined by the Trustees.  The net asset value per Share shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

Section 2.                      Distributions

Shareholders are entitled to receive dividends and distributions in such amounts and at such times as may be determined by the Trustees, as the Trustees may deem necessary or desirable.  Distributions pursuant to this Section 2 may be among the Shareholders of record of the applicable Class or Series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.  The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.  Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

Section 3.                      Redemptions

The Shares of the Trust are not redeemable by Shareholders. Notwithstanding anything else contained herein or in the Bylaws, a favorable vote of (a) at least seventy-five (75) percent of the total number of Trustees, including a majority of the Trustees who are not Interested Persons of the Trust, (b) at least seventy-five (75) percent of the outstanding Shares of each Class or Series of the Trust (which includes common shares and preferred shares together) and (c) at least seventy-five (75) percent of all votes of preferred shares, if any, of the Trust, voting as a separate class, shall be required to approve, adopt or authorize an amendment to the Declaration that makes the Shares of the Trust a “redeemable security” (as that term is defined in section 2(a)(32) of the 1940 Act).

Section 4.                      Disclosure of Ownership

The holders of Shares or other securities of the Trust shall, upon demand, disclose to the Trustees, in writing, such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

ARTICLE VII.
Duration, Termination, Reorganization and Amendments

Section 1.                      Duration

Subject to possible termination in accordance with the provisions of Section 2 of this Article VI, the Trust created hereby shall continue without limitation of time.

Section 2.                      Termination of the Trust or Any Series or Class

(a)           The Trust or any Series of Shares or Class thereof may be terminated at any time in accordance with Article V.

(b)           Upon the requisite Shareholder vote or action by the Trustees to terminate the Trust or any one or more Series of Shares or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses, and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees may consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

(c)           Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Act, which Certificate of Cancellation may be signed by any one Trustee.

Section 3.                      Reorganization

(a)           The Trustees may, without Shareholder approval, unless such approval is required by applicable law or by the terms of Article V of this Declaration:

(i)           cause the Trust to merge or consolidate with or into one or more trusts (or Series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation);

(ii)           cause any one or more Series (or Classes) of the Trust to merge or consolidate with or into any one or more other Series (or Classes) of the Trust, one or more trusts (or Series or Classes thereof to the extent permitted by law), partnerships, associations, corporations;

(iii)           cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or

(iv)           cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction.

(b)           Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(c)           Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may effect any amendment to the governing instrument of the Trust or effect the adoption of a new governing instrument of the Trust.

(d)           The Trustees may create one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and, consistent with the requirements of Article V of this Declaration, may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any Series of Classes thereof.

(e)           The approval of the Trustees shall be sufficient, to the extent consistent with Article V of this Declaration, to cause the Trust, or any Series thereof, to sell and convey all or substantially all of the assets of the Trust or any affected Series to another Series of the Trust or to another entity to the extent permitted under the 1940 Act, for adequate consideration, which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include Shares or interest in such Series of the Trust, entity, or Series. Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder structure.

Section 4.                      Amendments

(a)           Except as specifically provided in this Section 4, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration. Shareholders shall have the right to vote on:

(i)           any amendment that is determined by the Trustees to affect the Shareholders’ right to vote granted in Article III, Sections 1 and 2 (regarding the election and removal of Trustees), Article V (regarding merger, sale of assets, or liquidation of the Trust) and Article VI, Section 3 (regarding the conversion of Shares to “redeemable securities”) hereof;

(ii)           any amendment to this Article VII, Section 4;

(iii)           any amendment that may require the Shareholders’ vote under applicable law or by the Trust’s registration statement, as filed with the Commission; and

(iv)           any amendment submitted to the Shareholders for their vote by the Trustees.

(b)           The Trustees may not amend this Declaration to alter or amend the percentage of voting Shares required to approve any transaction or matter which requires a specific Shareholder vote under this Declaration unless an equivalent vote of Shareholders has authorized such alteration or amendment. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by this Section 4 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification, as provided in the Bylaws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

(c)           A favorable vote of (a) at least seventy-five (75) percent of the total number of Trustees, including a majority of the Trustees who are not Interested Persons of the Trust, (b) at least seventy-five (75) percent of the outstanding Shares of each Class or Series of the Trust (which includes common shares and preferred shares together) and (c) at least seventy-five (75) percent of all votes of preferred shares, if any, of the Trust, voting as a separate class, shall be required to approve, adopt or authorize an amendment to this Article VII, Section 4.

ARTICLE VIII.
Miscellaneous

Section 1.                      Liability of Third Persons Dealing with Trustees

No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 2.                      Filing of Copies, References, Headings

The original or a copy of this Declaration and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration or of any such restatements and/or amendments. In this Declaration and in any such restatements and/or amendments, references to this Declaration, and all expressions such as “herein,” “hereof,” and “hereunder,” shall be deemed to refer to this Declaration as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This Declaration may be executed in any number of counterparts each of which shall be deemed an original.

Section 3.                      Applicable Law

(a)           This Declaration and the Trust created hereunder are to be governed by and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a statutory trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b)           Notwithstanding anything herein to the contrary, there shall not be applicable to the Trust, the Trustees, or this Declaration either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration.

Section 4.                      Provisions in Conflict with Law or Regulations

(a)           The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)           If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 5.                      Writings

To the fullest extent permitted by applicable laws and regulations:

(a)           all requirements in this Declaration or in the Bylaws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees; and

(b)           all requirements in this Declaration or in the Bylaws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

By:
Name:	Thomas Winmill
Title:	President

FORM OF PROXY CARD

DIVIDEND AND INCOME FUND, INC.

This Proxy is solicited by and on behalf of the Board of Directors of Dividend and Income Fund, Inc. (the “Fund”) for the Annual Meeting of Shareholders to be held on [ ], 2012 and at any postponement or adjournment thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2012 Annual Meeting of Shareholders to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on [ ], 2012, at [8:30] a.m. and at any postponements or adjournments thereof (“Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR Proposals 1 and 2 in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

ANNUAL MEETING OF SHAREHOLDERS OF DIVIDEND AND INCOME FUND, INC.

[ ], 2012

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  [x]

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust named “Dividend and Income Fund.”

[  ]           FOR
[  ]           AGAINST
[  ]           ABSTAIN

2.	To re-elect Bruce B. Huber to the Board of Directors of the Fund as the Class I Director to serve until 2015or until his successor is elected and qualifies.

[  ]           FOR                                                                Bruce B. Huber
[  ]           WITHHOLD AUTHORITY

Your vote is important!  Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage paid envelope or otherwise to [ ] so that your shares can be represented at the Meeting.  If no instructions are given on the proposals, the proxies will vote FOR Proposals 1 and 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ______________ Date: ______ Signature of Shareholder ______________Date: ______

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.